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Exhibit 4.17

Part A:	Form of Deed of Trust used for property located at 1730 E. Prospect Rd., Ft. Collins, CO
Part B:	Form of Deed of Trust used for property located at 609 14th Street SW, Loveland, CO
Part C:	Form of Deed of Trust used for property located at 6000 Condor Drive, Moorpark, CA
Part D:	Form of Mortgage used for property located at 20 Industrial Way, Rochester, NH

Exhibit 4.17
(Part A)

DEED OF TRUST, SECURITY AGREEMENT,
FINANCING STATEMENT AND

ASSIGNMENT OF RENTS

        THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTS (this "Deed of Trust") is given as of the 22nd day of October, 2001, by the Borrower named below to the Trustee named below, for the use and benefit of the Lender named below.

PARTIES, PROPERTY, AND DEFINITIONS

        The following terms and references shall have the meanings indicated:

        1.1    Borrower:    Water Pik, Inc., a Delaware corporation and Laars, Inc., a Delaware corporation, individually and collectively, the legal address of each of which is 23 Corporate Plaza, Suite 246, Newport Beach, CA 92660, together with any future owner of the Property or any part thereof or interest therein.

        1.2    Lender:    U.S. Bank National Association, whose legal address is 4100 Newport Place, Suite 120, Newport Beach, CA 92660, together with any legal holder of the Note.

        1.3    Trustee:    The Public Trustee of Larimer County, Colorado.

        1.4    Note:    The Promissory Note of even date herewith, executed by Borrower and payable to the order of Lender in the principal face amount of $5,980,000.00, the last payment under which is due on September 30, 2008, unless such due date is extended or accelerated, together with all renewals, extensions, and modifications of the Note. All terms and provisions of the Note are incorporated by this reference in this Deed of Trust.

        1.5    Loan Agreement:    The Loan Agreement dated October 22, 2001 executed by Borrower and the Lender, and all renewals, extensions, and modifications thereof. All capitalized terms not otherwise defined herein shall bear the meaning given to them in the Loan Agreement.

        1.6    Existing Credit Agreement:    The Restated Credit Agreement dated as of November 29, 1999 among Borrower, certain guarantors named therein, certain lenders named therein and The Chase Manhattan Bank, as agent, as amended, modified or supplemented from time to time, and any successor revolving credit or loan agreement to the current Existing Credit Agreement.

        1.7    Real Property:    The real property described in Exhibit A, attached hereto and by this reference incorporated herein, together with all right, title and interest of Borrower in the following with respect to the real property, whether now owned or hereafter acquired by Borrower:

          (a)  All improvements now or hereafter located on such real property and all easements and appurtenances thereto;

          (b)  The land lying within any street or roadway adjoining the real property; any vacated or hereafter vacated street or alley adjoining the real property; and any strips and gores adjoining the real property;

          (c)  All and singular the passages, waters, water rights (whether tributary or non-tributary or not non-tributary), water courses, riparian rights, wells, well permits, water stock, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the real property, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof; and

        1.8    Fixtures:    All "fixtures," as such term is defined in the Uniform Commercial Code of Colorado (whether actually or constructively attached or incorporated, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such real property or improvements and used or usable in connection with any present or future operation thereof but excluding all fixtures that are equipment and are used specifically for the operation and conduct of the business of Borrower on the Real Property.

        1.9    Intangible Personalty:    All right, title and interest of the Borrower in and to the following, with respect to the Real Property:

          (a)  all of the rents of and from the use, operation, or enjoyment of such real property and improvements (collectively, the "Rent Income"), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Borrower, but excluding all revenues that arise from the operation and conduct of the business of Borrower on the Real Property;

          (b)  all plans and specifications for the improvements on the real property; soil, environmental, engineering, land planning maps, surveys and other studies and reports concerning the real property or prepared for the orderly planning and development of the real property, including all plans, drawings and studies concerning the platting or replatting of the real property; all contracts and subcontracts relating to the improvements on the real property, or any thereof;

          (c)  all awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, casualty or injury to, or decrease in the value of, any of such real property, including without limitation all property insurance payments, proceeds and policies related to such real property;

          (d)  all of the licenses, permits, franchises, and other entitlements to use and all rights thereto which have been issued by or which are pending before any governmental or quasi-governmental agency which are necessary or appropriate for the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property;

          (e)  all water taps, sewer taps, building permits, curb cut permits, storm water discharge permits; and

          (f)    all of Borrower's rights in and to contract rights, leases, concessions, operating systems, warranties, licenses, plans, drawings and other items of intangible personal property solely relating to the ownership or operation of the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property.

        1.10    Property:    The Real Property, the Fixtures and the Intangible Personalty are sometimes collectively called the "Property." All of the Real Property, Fixtures and Intangible Personalty, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and mortgaged hereby.

        1.11    Any capitalized terms not otherwise defined in this Deed of Trust and not defined in the Loan Agreement, shall bear the meaning given to them in Article 9 of the Code (as defined below).

        1.12    Secured Obligations:    The Property is granted and shall be held for the purpose of securing the following (the "Secured Obligations"):

          (a)  The payment of the indebtedness as evidenced in the Note;

          (b)  The performance and observance of all terms, covenants, conditions, and provisions to be performed or observed by the Borrower pursuant to the terms of:

              (i)  this Deed of Trust,

            (ii)  UCC-1 financing statements required to perfect the Lender's security interest in the Intangible Personalty and Fixtures as granted by this Deed of Trust (the "Financing Statement"),

            (iii)  the Certificate and Indemnity Regarding Hazardous Substances (the "Environmental Indemnity") of even date herewith relating to the Real Property executed by Borrower,

            (iv)  the Loan Agreement as such agreement relates to the loan evidenced by the Note and to the Property, and

            (v)  any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, assignments (both present and collateral), and side letters related to the loan evidenced by the Note and to the Property, as the same may be amended, modified or supplemented from time to time (collectively, the "Related Agreements").

        The Note, this Deed of Trust, Financing Statement, Environmental Indemnity, Related Agreements, Loan Agreement, and any and all other documents or instruments executed in connection with the foregoing to evidence or secure the Note shall be hereinafter collectively called the "Loan Documents".

          (c)  The payment of all sums expended or advanced by Lender pursuant to the terms hereof.

        1.13    Intercreditor Agreement:    That certain Intercreditor Agreement of even date herewith by and between Lender and The Chase Manhattan Bank, as Agent under the Existing Credit Agreement.

ARTICLE 2
GRANTING CLAUSE

        2.1    Grant to Trustee.    As security for the Secured Obligations, Borrower hereby grants, bargains, sells, and conveys the Real Property to Trustee, in trust forever, with power of sale, for the use and benefit of Lender, and subject to all provisions hereof.

        2.2    Security Interest to Lender.    As additional security for the Secured Obligations, Borrower hereby grants to Lender a security interest in the Fixtures and in the Intangible Personalty (collectively, the "Collateral"). To the extent any of the Collateral may be or has been acquired with funds advanced by Lender under the Loan Documents, this security interest is a purchase money security interest. This Deed of Trust constitutes a Security Agreement under the Uniform Commercial Code of Colorado (the "Code") with respect to any part of the Collateral that may or might now or hereafter be or be deemed to be personal property; all of the terms, provisions, conditions and agreements contained in this Deed of Trust pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Deed of Trust but shall be in addition thereto:

          (a)  The Collateral shall be used by Borrower solely for business purposes, being installed upon or owned in connection with the Real Property for Borrower's own use or as the equipment and furnishings furnished by Borrower, as owner, to tenants of the Real Property;

          (b)  No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office except financing statements filed in connection with the Existing Credit Agreement (the effect of which shall be modified pursuant to the Intercreditor Agreement); and Borrower will, at its cost and expense, upon demand, furnish to Lender such further information and will execute and deliver to Lender such financing statements and other documents in form satisfactory to Lender and will do all such acts and things as Lender may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Borrower will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Lender to be necessary or desirable;

          (c)  The terms and provisions contained in this section and in Section 3.1 (Enforcement of Security Interests) of this Deed of Trust shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

          (d)  This Deed of Trust constitutes a security agreement and financing statement under the Code with respect to the Collateral. As such, this Deed of Trust covers all items of the Collateral including all items which are to become fixtures. Borrower is the "Debtor" and Lender is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Deed of Trust constitutes a financing statement.

        2.3    The Borrower agrees that Lender may, to the extent permitted by applicable law, prepare and file financing statements, amendments thereto, and continuation statements without the signature of the Borrower and file any financing statement, amendment thereto or continuation statement electronically.

ARTICLE 3
BORROWER'S TITLE AND AUTHORITY

        3.1    Warranty of Title.    Borrower represents and warrants to Lender that Borrower has good and marketable title to the Real Property in fee simple absolute, subject only to the lien of general taxes for the current year, a lien due and payable, but not yet delinquent, and those additional matters, if any, set forth in Exhibit B, attached hereto and by this reference incorporated herein ("Permitted Exceptions"). Borrower further represents and warrants to Lender that Borrower is the absolute owner of the Collateral, free of any liens, encumbrances, security interests, and other claims whatsoever, except insofar as the Collateral may be encumbered by the lien of general taxes for the current year, a lien due and payable, but not yet delinquent and except for liens granted to the lenders under the Existing Credit Agreement as in effect on the date of this Deed of Trust. Borrower, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular, all of the Property and property interest granted and conveyed in trust pursuant to this Deed of Trust, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject to the Permitted Exceptions and other exceptions described in this section. The warranties contained in this section shall survive foreclosure of this Deed of Trust, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Real Property or the Collateral pursuant to any such foreclosure.

        3.2    Waiver of Homestead and Other Exemptions.    To the extent permitted by law, Borrower hereby waives all rights to any homestead or other exemption to which Borrower would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

        3.3    Due Authorization.    If Borrower is other than a natural person, then each individual who executes this document on behalf of Borrower represents and warrants to Lender that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Borrower.

ARTICLE 4
BORROWER'S AFFIRMATIVE COVENANTS

        4.1    Payment of Note.    Borrower will pay all principal, interest, and other sums payable under the Note, the Loan Agreement or this Deed of Trust or the Loan Documents, on the date when such payments are due, without notice or demand.

        4.2    Performance of Other Obligations.    Borrower will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Borrower by the terms of the Loan Documents.

        4.3    Other Encumbrances.    Borrower will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Borrower in connection with any other encumbrance affecting the Real Property or the Collateral, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof. This paragraph does not authorize any lien or encumbrance against the Real Property or the Collateral except as permitted by Section 3.1 or with the prior written consent of the Lender as provided in this Deed of Trust.

        4.4    Payment of Taxes.

          (a)  Property Taxes. Borrower will pay, before delinquency, all taxes and assessments, including without limitation, general, special and metropolitan district taxes, water charges, sewer service charges (collectively, the "Impositions"), which may be levied or imposed at any time against Borrower's interest and estate in the Real Property or the Collateral. Within 10 days after request by Lender, Borrower will deliver to Lender an official receipt for such payment or other evidence that such payment has been made.

          (b)  Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Lender arising directly from Lender's interests in the Loan Documents (other than a tax based on Lender's income), or against any security interest of Lender in the Property, Borrower will pay such tax, assessment, or other charge before delinquency and will indemnify Lender against all loss, expense, or diminution of income in connection therewith. In the event Borrower is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Borrower from doing so, then the Note will, at Lender's option, become due and payable in full upon thirty (30) days' notice to Borrower.

          (c)  Right to Contest. Notwithstanding any other provision of this section, Borrower will not be deemed to be in default solely by reason of Borrower's failure to pay any Impositions so long as, in Lender's judgment, each of the following conditions is satisfied:

              (i)  Borrower is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions; and

            (ii)  Nonpayment of such Impositions will not result in the loss or forfeiture of any Property encumbered hereby or any interest of Lender therein.

        If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, Borrower will pay the Impositions in question, together with any interest and penalties thereon, within ten (10) days after Lender gives notice of such determination.

        4.5    Maintenance of Insurance.    Borrower shall provide and maintain policies of insurance on the Property in accordance with the Loan Agreement.

        4.6    Lease Obligations.    Borrower represents and warrants to Lender that none of the Property is leased by Borrower to any tenant. In the event there are at any time in the future any leases of all or any part of the Property, Borrower shall perform promptly all of Borrower's obligations under or in connection with each such lease of all or any part of the Property (collectively called the "Leases"). If Borrower receives at any time any written communication from any tenant under any Lease asserting a default by Borrower under any Lease, or purporting to terminate or cancel any Lease, Borrower will promptly forward a copy of such communication (and any subsequent communications relating thereto) to Lender.

        4.7    Recertified Appraisal.    If at any time (a) an Event of Default (as defined below) has occurred, or (b) the Lender is required by law or regulation to obtain a new appraisal, the Lender may require a new appraisal of the Real Property.

        4.8    Management.    Borrower shall obtain Lender's advance written approval of any outside management services provided, and of any contract therefor or assignment thereof, which written approval shall not be unreasonably withheld.

        4.9    Condemnation.    Borrower hereby assigns, transfers and sets over unto Lender the entire proceeds of any award or any claim for damages for any of the Real Property taken or damaged under the power of eminent domain or by condemnation. Lender may elect, in its discretion, to apply the proceeds of the award upon or in reduction of the Secured Obligations, whether due or not.

        4.10    Mechanics' Liens.    Borrower will keep the Real Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, material men, and other such persons in the manner provided in the Loan Agreement.

        4.11    Defense of Actions.    Borrower will defend, at Borrower's expense, any action, proceeding or claim which affects any Property encumbered hereby or any interest of Lender in such Property or in the Secured Obligations, and will indemnify and hold Lender harmless from all loss, damage, cost, or expense, including attorneys' fees, which Lender may incur in connection therewith.

        4.12    Further Assurances; Estoppel Certificates.    Borrower will execute and deliver to Lender upon demand, and pay the costs of preparation and recording thereof, any further documents which Lender may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Borrower will also, within ten (10) days after any request by Lender, deliver to Lender a signed and acknowledged statement certifying to Lender, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Borrower claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

        4.13    Parking Requirements.    Borrower shall maintain at all times sufficient parking spaces to comply with the parking requirements of all Leases, zoning and other regulations affecting the Property.

        4.14    Financial Statements and Inspection of Records.    Borrower, at Borrower's expense, shall furnish to Lender the financial and other reports required by the Loan Agreement.

        4.15    Environmental Representations and Warranties.    Borrower has executed for the benefit of the Lender the Environmental Indemnity, the provisions of which are included herein by reference. Borrower shall comply with, observe and perform each of the terms and provisions of the Environmental Indemnity.

        4.16    Change in Name, Location of Collateral, Etc.    Without giving at least thirty (30) days' prior written notice to Lender, the Borrower shall not: (a) change its name, federal employer's identification number, jurisdiction of organization or form of business association; (b) change the location of its place of business (or chief executive office if more than one place of business); or (c) add to or change any location at which any of the Fixtures is stored, held or located.

ARTICLE 5
BORROWER'S NEGATIVE COVENANTS

        5.1    Waste.    Borrower will not commit or permit any waste with respect to the Real Property or the Collateral.

        5.2    Zoning and Private Covenants.    Except as specifically provided in the Loan Agreement, if at all, Borrower will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Real Property, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Real Property or any part thereof, without the express written consent of Lender. If under applicable zoning provisions the use of all or any part of the Real Property is or becomes a nonconforming use, Borrower will not cause such use to be discontinued or abandoned without the express written consent of Lender.

        5.3    Disposition of Mortgaged Property, Leases, or Beneficial Interest in Borrower.    It is expressly acknowledged, covenanted and agreed that except as may be permitted in this Deed of Trust that there may be no sale, lease, exchange, assignment, conveyance, encumbrance, mortgage, alienation, transfer or other disposition (herein collectively called a "Disposition") of (a) all or any portion of the Property or any lease thereof (or any interest therein) which gives the lessee any option to purchase the Property or any part thereof, or (b) all or any part of the legal or beneficial ownership interest or management control in Borrower, unless Lender has provided its prior written consent thereto. In the event there occurs a Disposition without Lender's written consent, then Lender may, at Lender's option, accelerate the maturity of the Note and enforce any and all of Lender's rights, remedies and recourses set forth in this Deed of Trust upon the occurrence of an Event of Default. It is acknowledged and agreed that the Lender may withhold, at its sole option, its consent to any Disposition as described above. Lender's failure to respond or otherwise consent within such thirty (30) day period shall be deemed a denial of the request for approval. Lender's failure to exercise its remedies hereunder for a disapproved Disposition shall not be construed as a waiver of Lender's right to subsequently exercise such remedies, and Lender's approval of a Disposition shall not be construed as a waiver of the provisions hereof with respect to any subsequent Disposition. The rights and options herein granted to Lender may be exercised at Lender's sole option and discretion, need not be based upon an increased business risk or any other risk, and are an integral and valuable part of the security given to Lender. Notwithstanding the provisions of this section, Borrower may sell or otherwise convey the Property, or any interest therein, without the consent of Lender provided that all outstanding and unpaid amounts of the Secured Obligations are fully repaid at the time of such sale or conveyance.

        5.4    Further Encumbrance of Property.    Borrower will not create, place or permit to be created or placed or allow to remain against the Real Property or the Fixtures any mortgage or deed of trust, regardless of whether the same is expressly subordinate to the liens and security interests imposed hereby or by any other instruments securing the Secured Obligations and Borrower shall not encumber the Property without the prior written consent of Lender.

        5.5    Transfer or Removal of Fixtures.    Borrower will not sell, transfer or remove from the Real Property all or any material part of the Fixtures, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

        5.6    Further Encumbrance of Collateral.    Borrower will not create or permit any junior lien, security interest or other encumbrance against the Collateral (except pursuant to the Existing Credit Agreement, as in effect on the date of this Deed of Trust) without the prior written consent of Lender.

        5.7    Improper Use of Property or Collateral.    Borrower will not use the Real Property or the Collateral for any purpose or in any manner, or take any action with respect to the Real Property or the Collateral which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

ARTICLE 6
EVENTS OF DEFAULT

        Each of the following events will constitute a default (an "Event of Default") under this Deed of Trust and under each of the other Loan Documents:

        6.1    Failure to Pay.    Default shall be made in the payment of any installment of principal or interest on the Note or any other sum under the Loan Documents when due (after giving consideration to any grace period which may be applicable under such document).

        6.2    Insolvency.    The dissolution or termination of, or the insolvency of, Borrower, the appointment of a receiver for any part of Borrower's property, any general assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        6.3    Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Secured Obligations, or by any governmental agency.

        6.4    Judgment.    A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Real Property or a material part of the Collateral, or any judgment involving monetary damages shall be entered against Borrower which shall become a lien on the Real Property or the Collateral or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within sixty (60) days after its entry or levy.

        6.5    Superior Lien Against the Property.    The assertion of any claim of priority over this Deed of Trust, by title, lien, or otherwise in any legal, administrative, or equitable proceeding, unless such assertion be withdrawn, or effective action satisfactory to Lender commenced (and thereafter diligently prosecuted) and Lender is secured against any loss or damage therefrom, within thirty (30) days of the assertion of such claim.

        6.6    Abandonment.    The actual or constructive abandonment of all or a substantial portion of the Real Property or the Collateral (such abandonment constituting an assignment to Lender, at Lender's option, of Borrower's interest in any lease or contract now or hereafter affecting the abandoned property).

        6.7    Valid First Lien.    The failure of Lender to have a valid first lien against the entire Real Property and Collateral as to all advances made now or at any time in the future pursuant to the Note, this Deed of Trust, or any other Loan Documents or the Note, the Deed of Trust or any of the Loan Documents ceases to be in full force and effect (including failure of any security agreement to create a valid and perfected security interest) at any time and for any reason.

        6.8    Breach of Lease.    Borrower shall be in default under any Lease and such default shall continue for 30 calendar days after notice thereof by Lender to the Borrower and the lender or agent for the lenders, as applicable, under the Existing Credit Agreement; provided, however, that in the event that such default is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such default so long as Borrower commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.9    Other Defaults.    Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition contained in the Note, this Deed of Trust or any other Loan Documents (and such failure shall not constitute an Event of Default under any of the other provisions of this section entitled "EVENTS OF DEFAULT") and such failure to comply shall continue for 30 calendar days after notice thereof to the Borrower by the Lender; provided, however, that in the event that such failure to comply is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such failure to comply so long as Borrower commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.10    Default in Favor of Third Parties.    Should Borrower default under any of the following in connection with a transaction the total value of which is equal to or greater than $1,000,000.00: any loan, extension of credit, agreement executed in connection with security for a loan or extension of credit, or in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Secured Obligations or perform its obligations under the Note, this Deed of Trust or any of the Loan Documents.

        6.11    False Statements.    Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading in any material respect at any time thereafter.

ARTICLE 7
BANK'S REMEDIES

        Immediately upon or any time after the occurrence of any Event of Default hereunder, Lender may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Lender may determine in Lender's sole discretion:

        7.1    Performance of Defaulted Obligations.    Lender may make any payment or perform any other obligation under the Loan Documents which Borrower has failed to make or perform, and Borrower hereby irrevocably appoints Lender as the true and lawful attorney-in-fact for Borrower to make any such payment and perform any such obligation in the name of Borrower, which appointment is coupled with Lender's interest in the Real Property and the Collateral. All payments made and expenses (including attorneys' fees and legal assistant's fees) incurred by Lender in this connection, together with interest thereon at the Default Rate, as set forth in the Note, from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Borrower to Lender.

        7.2    Specific Performance and Injunctive Relief.    Notwithstanding the availability of legal remedies, Lender will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Borrower to cure or refrain from repeating any default.

        7.3    Acceleration of Secured Obligations.    Lender may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

        7.4    Possession of Property.    Lender may enter and take possession of the Real Property and the Collateral without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Real Property and the Collateral, and may complete the development and construction described in the Loan Agreement with respect to all or any part of the Real Property or the Collateral, either in Lender's name or in the name of Borrower.

        7.5    Enforcement of Security Interests.    Lender may exercise all rights of a secured party under the Code with respect to the Collateral. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Lender's giving of such notice to Borrower at least fifteen (15) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. If permitted by statute or court decision, the Collateral may be sold by the Trustee as part of the foreclosure sale of the Real Property.

        7.6    Foreclosure Against Property.    Lender may foreclose this Deed of Trust, insofar as it encumbers the Property, either by judicial action or through a public trustee foreclosure sale through the Trustee in the manner provided by statute.

          (a)  If this Deed of Trust encumbers more than one parcel of real estate, foreclosure may be by separate parcel or lot or en masse, as Lender may elect in its sole discretion. Foreclosure through Trustee will be initiated by Lender's filing of its notice of election and demand for sale with Trustee. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four weeks' public notice of the time and place of such sale by advertisement weekly five times in some newspaper of general circulation then published in the County in which the Property is located.

          (b)  All fees, costs and expenses of any kind incurred by the Trustee or Lender in connection with, or preparation for, foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals, engineering or environmental testing and evaluations of the Property obtained by Lender, all costs of any receivership for the Property advanced by Lender, and all attorneys', legal assistants' and consultants' fees, expert's evidence, stenographer's charges, publication costs, (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) costs of procuring all such abstracts of title, title searches, title insurance policies, and similar data with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale the true condition of title to or value of the Property, incurred by Lender, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Borrower to Lender at any foreclosure sale. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Property and the maintenance of the lien of this Deed of Trust, including the reasonable fees of any attorney employed by Lender in any litigation or proceeding affecting this Deed of Trust, the Note or the Property, including probate, bankruptcy proceedings, proceedings to obtain a receiver, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Borrower, with interest thereon at the Default Rate, as more particularly defined in the Note and shall be secured by this Deed of Trust.

          (c)  The proceeds of any sale under this section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Secured Obligations; any surplus remaining shall be paid over to Borrower or to such other person or persons as may be lawfully entitled to such surplus.

          (d)  At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Borrower, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be.

          (e)  Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Lender or by Trustee or any officer conducting the foreclosure sale shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

        7.7    Appointment of Receiver.    Lender shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefore, to the appointment of a receiver for the Property, the Leases, and the Rents upon ex parte application to any court of competent jurisdiction. Borrower waives any right to any hearing or notice of hearing prior to the appointment of a receiver.

        7.8    Right to Make Repairs, Improvements.    Should any part of the Property come into the possession of Lender or a receiver, whether before or after an Event of Default, Lender or the receiver and receiver's agents shall be empowered:

          (a)  To take possession of the Property, Leases, Rents and any business conducted by Borrower or any other person thereon and any business assets used in connection therewith and any Property in which Lender has a security interest granted by Borrower and, if the receiver deems it appropriate, to operate the same;

          (b)  To exclude Borrower and Borrower's agents, servants, and employees from the Real Property;

          (c)  With or without taking possession of the Real Property, to collect the Rents, including those past due and unpaid and security deposits;

          (d)  To rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as the Lender shall, and to pay any leasing or rental commissions associated therewith in its discretion, determine;

          (e)  To continue the development, marketing and sale of the Property or any portion thereof;

          (f)    To complete any construction or development which may be in progress;

          (g)  To do such maintenance and make such repairs and alterations as the receiver deems necessary;

          (h)  To use all stores of materials, supplies and maintenance equipment on the Real Property and to replace and replenish such items at the expense of the receivership estate;

          (i)    To pay the operating expenses of the Property, including costs of management and leasing or marketing thereof (which shall include lease commissions, sale commissions), payments under contracts and agreements for development and construction;

          (j)    To pay all taxes and assessments against the Property and any property which is collateral for the Secured Obligations, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance;

          (k)  To borrow from the Lender such funds as may be reasonably necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and the Lender, but not in excess of the Default Rate under the Note; and

          (l)    Generally do anything which Borrower could legally do if Borrower were in possession of the Property.

          (m)  All expenses incurred by the receiver or the receiver's agent shall constitute part of the Secured Obligations. Any Rents collected by the receiver shall be applied first to the expenses of the receivership (including attorneys' fees incurred by the receiver and by Lender), to expenses of the Property, and to preserve, protect, maintain and operate the Property and any other collateral which is security for the Secured Obligations, and the balance shall be applied toward the Secured Obligations or any deficiency which may result from any foreclosure sale, and then in such other manner as the court may direct. Unless sooner terminated with the express consent of the Lender, any such receivership will continue until all amounts remaining due under the Note have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired, and in either case, the court has discharged the receiver. Borrower covenants to promptly reimburse and pay to Lender or such receiver, at the place where the Note is payable, or at such other place as may be designated in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Lender or such receiver in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Lender or such receiver at the Default Rate, as set forth in the Note, and all such expenses, costs, taxes, interest, and other charges shall be part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Borrower and, except for Lender's or such receiver's willful misconduct or gross negligence, Lender or such receiver shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured, or to complete development.

        7.9    Further Assurances.    Upon issuance of a deed or deeds pursuant to foreclosure of this Deed of Trust, all right, title, and interest of the Borrower in and to any Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Borrower. Borrower hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose. But nothing contained herein shall prevent Lender from terminating any subordinated Lease not approved by the Lender through such foreclosure.

        7.10    Intercreditor Agreement.    The rights and remedies of the Lender hereunder are subject to the provisions of the Intercreditor Agreement.

ARTICLE 8
ASSIGNMENT OF RENTS

        8.1    Assignment of Rents.    To further secure the Secured Obligations, Borrower does hereby sell, assign and transfer unto the Lender all rents, now due and which may hereafter become due under or by virtue of any Leases or tenancies (collectively "Rents"), whether written or verbal, or any letting of, or of any agreement for the sale, or occupancy of the Real Property or any part thereof, and all proceeds thereof, now or hereafter existing, whether or not with the Lender's approval. The Borrower does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead (with or without taking possession of the Property) to collect all of said Rents arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the Leases, or other similar agreements, written or verbal, which may hereafter exist on the Property, on the condition that Lender hereby grants to Borrower a license to collect and retain such Rents (but expressly not including the right to collect any rents more than one (1) month in advance or any amount to prepay, terminate, or "buy out" any Leases prior to the occurrence of any Event of Default under the Loan Documents. Borrower expressly covenants to apply the Rents received, after application for operating expenses permitted hereunder, to payment of the Secured Obligations as and when the same become due and in compliance with the Loan Documents. Such license shall be revocable by Lender without notice to Borrower at any time upon or after an Event of Default under the Loan Documents, and immediately upon any such revocation, Lender shall be entitled to receive, and Borrower shall deliver to Lender, any and all Rents theretofore collected by Borrower which remain in the possession or control of Borrower and all Leases, and other such agreements. It is the intention of the Borrower to create and grant, and it is the intention of Lender to create and receive, a present and absolute assignment of all of the Leases, similar agreements, Rents now due or which may hereafter become due, but it is agreed that the Lender's right to collect the Rents is conditioned upon the existence of an Event of Default under the Loan Documents. Failure of Lender at any time or from time to time to enforce its rights under this ARTICLE 8 shall not in any manner prevent its subsequent enforcement, and Lender is not obligated to collect anything hereunder, but is accountable only for sums collected. Nothing contained herein shall be construed as constituting the Lender a mortgagee in possession in the absence of the taking of actual possession of the Property by the Lender pursuant to Section 8.7 (Lender's Right of Possession In Case of Default) hereof. In the exercise of the powers herein granted to the Lender, no liability shall be asserted or enforced against the Lender, all such liability being expressly waived and released by Borrower. Notwithstanding any of the provisions of this section, none of the provisions hereof shall cause or affect the sale, transfer and assignment of revenues arising from the conduct of Borrower's business on the Real Property.

        8.2    Covenants Regarding Leases.    Borrower agrees:

  (a)
  Not to execute any Leases affecting the Property or any part thereof without the prior written consent of Lender;

  (b)
  Not to collect any of the Rents for more than one (1) month in advance of the time when the same become due under the terms thereof;

  (c)
  Not to discount any future accruing Rents;

  (d)
  Not to execute any other assignments of any Leases or any interest therein or any of the Rents there under;

  (e)
  That notwithstanding any variation of the terms of the Deed of Trust or any extension of time for payment there under or any release of part or parts of the Property, the Leases, Rents hereby assigned, insofar as they relate to the unreleased Property, shall continue as additional security in accordance with the terms hereof;

  (f)
  To hold and account for all down payment or earnest money deposits in the manner provided for under any state or local laws or ordinances applicable to the Property or under the Loan Documents; and

  (g)
  To perform all of the Borrower's covenants and agreements under the Leases and not to suffer or permit to occur any release of liability of the lessees or purchasers.

        8.3    Representations Regarding Leases.    Borrower represents and warrants that at the time of the execution of this Deed of Trust by Borrower, there are no Leases and Borrower has no present intention of entering into any Leases.

        8.4    Further Assignments.    Borrower shall give Lender at any time upon demand any further or additional forms of assignment of transfer of Rents, leases and security as may be reasonably requested by Lender, and shall deliver to Lender executed copies of all such leases and security.

        8.5    Authority of Lender.    Any tenants or occupants of any part of the Real Property pursuant to any Leases that may come into existence are hereby authorized to recognize the claims of Lender hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of indebtedness owing to Lender, or the existence of a Default or Event of Default under any Loan Document, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of Lender or a receiver shall be sufficient for the exercise of any rights under this ARTICLE 8 and the sole receipt of Lender or a receiver for any sums received shall be a full discharge and release therefore to any such tenant or occupant of the Real Property; and Borrower hereby releases each such tenant and occupant or purchaser which makes payments to Lender under this ARTICLE 8 from any liability under the applicable Lease or occupancy agreement. Checks for all or any part of the rentals collected under this ARTICLE 8 shall be drawn to the exclusive order of Lender or such receiver.

        8.6    Indemnification of Lender.    Nothing herein contained shall be deemed to obligate Lender to perform or discharge any obligation, duty, or liability of lessor under any Lease of the Real Property, and Borrower shall and does hereby indemnify and hold Lender harmless from any and all liability, loss, or damage which Lender may or might incur under any Lease of the Real Property or by reason of this assignment; and any and all such liability, loss, or damage incurred by Lender, together with the costs and expenses, including reasonable attorneys' fees, incurred by Lender in defense of any claims or demands therefore (whether successful or not), shall be additional Secured Obligations, and Borrower shall reimburse Lender therefore on demand.

        8.7    Lender's Right of Possession in Case of Default.    In any case in which under the provision of this Deed of Trust, the Lender has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, promptly upon demand of Lender, Borrower shall surrender to Lender and Lender shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Lender in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Real Property, together with all documents, books, records, papers and accounts of the Borrower or then owners of the Real Property relating thereto, and may exclude the Borrower, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of the Borrower, or in its own name as Lender and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the rents, of the Real Property.

        8.8    Severability and Survival.    The provisions of this ARTICLE 8 shall survive the foreclosure of the lien of this Deed of Trust and the exercise of the power of sale granted under this Deed of Trust until the expiration of all periods of redemption following any such foreclosure or sale and thereafter with respect to all Rents arising prior to or attributable to the period prior to the expiration of all such redemption periods.

ARTICLE 9
ACCOMMODATION DEED OF TRUST

        With respect to Water Pik, to the extent it has provided security for the benefit of Laars pursuant to its grant of this Deed of Trust and to the extent applicable California law with respect to guaranties and suretyship may be held to apply hereto (notwithstanding the choice of law provision contained herein), Water Pik agrees that until all indebtedness secured by this Deed of Trust shall have been paid in full, and no commitment on the part of the Lender to make future advances or extend credit either to Laars or Water Pik exists, Water Pik shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against any person liable for the Indebtedness secured by this Deed of Trust, and waives any benefit of, any right to participate in any security now or hereafter held by Lender and without limiting the generality of the foregoing, Water Pik specifically waives and relinquishes as against Lender any defense or benefit otherwise available to Water Pik should Lender make an election of remedies as against any person liable for the Indebtedness (and irrespective of the circumstances or manner in which or whereby such election is made) which destroys or impairs Water Pik's subrogation rights or rights to proceed against any person liable for the indebtedness secured hereby for reimbursement and, further, to the extent Water Pik may be deemed a guarantor hereunder, such "guarantor" waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as non-judicial foreclosure with respect to security for a "guaranteed" obligation, has destroyed the "guarantor's" rights of subrogation and reimbursement against Laars by the operation of Section 580d of the California Code of Civil Procedure or otherwise. This is an unconditional waiver of any rights and defenses Water Pik may have because Laars' obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. Water Pik assumes the responsibility for being and keeping itself informed of the financial condition of Laars and of all other circumstances bearing upon the risk of nonpayment of the indebtedness secured hereby which diligent inquiry would reveal, and agrees that Lender shall have no duty to advise Water Pik of information known to it regarding such condition or circumstances.

ARTICLE 10
MISCELLANEOUS PROVISIONS

        10.1    Time of the Essence.    Time is of the essence with respect to all provisions of this Deed of Trust.

        10.2    Rights and Remedies Cumulative.    Lender's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Lender under each of the other Loan Documents and those otherwise available to Lender at law or in equity. No act of Lender shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender.

        10.3    No Implied Waivers.    Lender shall not be deemed to have waived any provision of this Deed of Trust unless such waiver is in writing and is signed by Lender. Without limiting the generality of the preceding sentence, neither Lender's acceptance of any payment with knowledge of a default by Borrower, nor any failure by Lender to exercise any remedy following a default by Borrower shall be deemed a waiver of such default, and no waiver by Lender of any particular default on the part of Borrower shall be deemed a waiver of any other default or of any similar default in the future.

        10.4    No Third Party Rights.    No person shall be a third party beneficiary of any provision of this Deed of Trust. All provisions of this Deed of Trust favoring Lender are intended solely for the benefit of Lender, and no third party shall be entitled to assume or expect that Lender will or will not waive or consent to modification of any such provision in Lender's sole discretion.

        10.5    Preservation of Liability and Priority.    Without affecting the liability of Borrower or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Lender with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Lender may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Lender may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real property or Collateral securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Real Property or the Collateral shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Lender.

        10.6    Subrogation of Lender.    Lender shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Lender under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

        10.7    Notices.    Any notice required or permitted to be given by Borrower or Lender under this Deed of Trust shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day

[Deed of Trust continues on following page]

after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Borrower:

  Water Pik, Inc. and Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: Chief Financial Officer
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

With a copy to:

  Water Pik, Inc. and Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: General Counsel
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

If to Lender:

  U.S. Bank National Association
  4100 Newport Place, Suite 120
  Newport Beach, CA 92660
  Attn: Richard M. McNiven
  Telephone: (949) 863-2307
  Telecopier: (949) 863-2335

With a copy to:

  Law Offices of Douglas L. Collins
  8491 Sunset Blvd., Suite 360
  Los Angeles, CA 90069
  Attn: Douglas L. Collins, Esq.
  Telephone: (323) 650-2088
  Telecopier: (323) 650-2092

        Any person may change such person's address for notices or copies of notices by giving notice to the other party in accordance with this section.

        10.8    Defeasance.    Upon payment and performance in full of all the Secured Obligations and all costs of releasing this Deed of Trust, Lender will execute and deliver to Borrower such documents as may be required to release this Deed of Trust of record.

        10.9    Illegality.    If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Deed of Trust, the legality, validity, and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Deed of Trust shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

        10.10    Obligations Binding Upon Borrower's Successors.    This Deed of Trust is binding upon Borrower and Borrower's successors and assigns, including all grantees and remote grantees of any interest of Borrower in the Property, and shall inure to the benefit of Lender, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Borrower in this Deed of Trust shall be joint and several obligations of Borrower and Borrower's successors and assigns.

        10.11    Governing Law.    The laws of the State of Colorado shall govern the validity, construction, enforcement, and interpretation of this Deed of Trust, without regard to principles of conflicts of laws.

        10.12    Survival.    This Deed of Trust shall survive foreclosure of the liens created hereby, to the extent necessary to fulfill its purposes.

        10.13    Multiple Parties.    All obligations of Borrower hereunder shall be joint and several and all references to "Borrower" shall mean each and every Borrower. That means that each and every entity or person executing this Deed of Trust below as a Borrower is responsible for all of Borrower's obligations in this Deed of Trust.

Signed and delivered as of the date first mentioned above.

Water Pik, Inc., a Delaware corporation

By:
Victor C. Streufert Vice President—Finance, Chief Financial Officer, and Treasurer

Exhibit 4.17
(Part B)

DEED OF TRUST, SECURITY AGREEMENT,
FINANCING STATEMENT AND
ASSIGNMENT OF RENTS

        THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTS (this "Deed of Trust") is given as of the 22nd day of October, 2001, by the Borrower named below to the Trustee named below, for the use and benefit of the Lender named below.

ARTICLE 1
PARTIES, PROPERTY, AND DEFINITIONS

        The following terms and references shall have the meanings indicated:

        1.1    Borrower:    Water Pik, Inc., a Delaware corporation and Laars, Inc., a Delaware corporation, individually and collectively, the legal address of each of which is 23 Corporate Plaza, Suite 246, Newport Beach, CA 92660, together with any future owner of the Property or any part thereof or interest therein.

        1.2    Lender:    U.S. Bank National Association, whose legal address is 4100 Newport Place, Suite 120, Newport Beach, CA 92660, together with any legal holder of the Note.

        1.3    Trustee:    The Public Trustee of Larimer County, Colorado.

        1.4    Note:    The Promissory Note of even date herewith, executed by Borrower and payable to the order of Lender in the principal face amount of $3,510,000.00, the last payment under which is due on September 30, 2008, unless such due date is extended or accelerated, together with all renewals, extensions, and modifications of the Note. All terms and provisions of the Note are incorporated by this reference in this Deed of Trust.

        1.5    Loan Agreement:    The Loan Agreement dated October 22, 2001 executed by Borrower and the Lender, and all renewals, extensions, and modifications thereof. All capitalized terms not otherwise defined herein shall bear the meaning given to them in the Loan Agreement.

        1.6    Existing Credit Agreement:    The Restated Credit Agreement dated as of November 29, 1999 among Borrower, certain guarantors named therein, certain lenders named therein and The Chase Manhattan Bank, as agent, as amended, modified or supplemented from time to time, and any successor revolving credit or loan agreement to the current Existing Credit Agreement.

        1.7    Real Property:    The real property described in Exhibit A, attached hereto and by this reference incorporated herein, together with all right, title and interest of Borrower in the following with respect to the real property, whether now owned or hereafter acquired by Borrower:

          (a)  All improvements now or hereafter located on such real property and all easements and appurtenances thereto;

          (b)  The land lying within any street or roadway adjoining the real property; any vacated or hereafter vacated street or alley adjoining the real property; and any strips and gores adjoining the real property;

          (c)  ll and singular the passages, waters, water rights (whether tributary or non-tributary or not non-tributary), water courses, riparian rights, wells, well permits, water stock, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the real property, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof; and

        1.8    Fixtures:    All "fixtures," as such term is defined in the Uniform Commercial Code of Colorado (whether actually or constructively attached or incorporated, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such real property or improvements and used or usable in connection with any present or future operation thereof but excluding all fixtures that are equipment and are used specifically for the operation and conduct of the business of Borrower on the Real Property.

        1.9    Intangible Personalty:    All right, title and interest of the Borrower in and to the following, with respect to the Real Property:

          (a)  All of the rents of and from the use, operation, or enjoyment of such real property and improvements (collectively, the "Rent Income"), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Borrower, but excluding all revenues that arise from the operation and conduct of the business of Borrower on the Real Property;

          (b)  All plans and specifications for the improvements on the real property; soil, environmental, engineering, land planning maps, surveys and other studies and reports concerning the real property or prepared for the orderly planning and development of the real property, including all plans, drawings and studies concerning the platting or replatting of the real property; all contracts and subcontracts relating to the improvements on the real property, or any thereof;

          (c)  All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, casualty or injury to, or decrease in the value of, any of such real property, including without limitation all property insurance payments, proceeds and policies related to such real property;

          (d)  All of the licenses, permits, franchises, and other entitlements to use and all rights thereto which have been issued by or which are pending before any governmental or quasi-governmental agency which are necessary or appropriate for the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property;

          (e)  All water taps, sewer taps, building permits, curb cut permits, storm water discharge permits; and

          (f)    All of Borrower's rights in and to contract rights, leases, concessions, operating systems, warranties, licenses, plans, drawings and other items of intangible personal property solely relating to the ownership or operation of the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property.

        1.10    Property:    The Real Property, the Fixtures and the Intangible Personalty are sometimes collectively called the "Property." All of the Real Property, Fixtures and Intangible Personalty, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and mortgaged hereby.

        1.11    Any capitalized terms not otherwise defined in this Deed of Trust and not defined in the Loan Agreement, shall bear the meaning given to them in Article 9 of the Code (as defined below).

        1.12    Secured Obligations:    The Property is granted and shall be held for the purpose of securing the following (the "Secured Obligations"):

          (a)  The payment of the indebtedness as evidenced in the Note;

          (b)  The performance and observance of all terms, covenants, conditions, and provisions to be performed or observed by the Borrower pursuant to the terms of:

              (i)  this Deed of Trust,

            (ii)  UCC-1 financing statements required to perfect the Lender's security interest in the Intangible Personalty and Fixtures as granted by this Deed of Trust (the "Financing Statement"),

            (iii)  the Certificate and Indemnity Regarding Hazardous Substances (the "Environmental Indemnity") of even date herewith relating to the Real Property executed by Borrower,

            (iv)  the Loan Agreement as such agreement relates to the loan evidenced by the Note and to the Property, and

            (v)  any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, assignments (both present and collateral), and side letters related to the loan evidenced by the Note and to the Property, as the same may be amended, modified or supplemented from time to time (collectively, the "Related Agreements").

The Note, this Deed of Trust, Financing Statement, Environmental Indemnity, Related Agreements, Loan Agreement, and any and all other documents or instruments executed in connection with the foregoing to evidence or secure the Note shall be hereinafter collectively called the "Loan Documents".

          (c)  The payment of all sums expended or advanced by Lender pursuant to the terms hereof.

        1.13    Intercreditor Agreement:    That certain Intercreditor Agreement of even date herewith by and between Lender and The Chase Manhattan Bank, as Agent under the Existing Credit Agreement.

ARTICLE 2
GRANTING CLAUSE

        2.1    Grant to Trustee.    As security for the Secured Obligations, Borrower hereby grants, bargains, sells, and conveys the Real Property to Trustee, in trust forever, with power of sale, for the use and benefit of Lender, and subject to all provisions hereof.

        2.2    Security Interest to Lender.    As additional security for the Secured Obligations, Borrower hereby grants to Lender a security interest in the Fixtures and in the Intangible Personalty (collectively, the "Collateral"). To the extent any of the Collateral may be or has been acquired with funds advanced by Lender under the Loan Documents, this security interest is a purchase money security interest. This Deed of Trust constitutes a Security Agreement under the Uniform Commercial Code of Colorado (the "Code") with respect to any part of the Collateral that may or might now or hereafter be or be deemed to be personal property; all of the terms, provisions, conditions and agreements contained in this Deed of Trust pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Deed of Trust but shall be in addition thereto:

          (a)  The Collateral shall be used by Borrower solely for business purposes, being installed upon or owned in connection with the Real Property for Borrower's own use or as the equipment and furnishings furnished by Borrower, as owner, to tenants of the Real Property;

          (b)  No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office except financing statements filed in connection with the Existing Credit Agreement (the effect of which shall be modified pursuant to the Intercreditor Agreement); and Borrower will, at its cost and expense, upon demand, furnish to Lender such further information and will execute and deliver to Lender such financing statements and other documents in form satisfactory to Lender and will do all such acts and things as Lender may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Borrower will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Lender to be necessary or desirable;

          (c)  The terms and provisions contained in this section and in Section 7.5 (Enforcement of Security Interests) of this Deed of Trust shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

          (d)  This Deed of Trust constitutes a security agreement and financing statement under the Code with respect to the Collateral. As such, this Deed of Trust covers all items of the Collateral including all items which are to become fixtures. Borrower is the "Debtor" and Lender is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Deed of Trust constitutes a financing statement.

        2.3    The Borrower agrees that Lender may, to the extent permitted by applicable law, prepare and file financing statements, amendments thereto, and continuation statements without the signature of the Borrower and file any financing statement, amendment thereto or continuation statement electronically.

ARTICLE 3
BORROWER'S TITLE AND AUTHORITY

        3.1    Warranty of Title.    Borrower represents and warrants to Lender that Borrower has good and marketable title to the Real Property in fee simple absolute, subject only to the lien of general taxes for the current year, a lien due and payable, but not yet delinquent, and those additional matters, if any, set forth in Exhibit B, attached hereto and by this reference incorporated herein ("Permitted Exceptions"). Borrower further represents and warrants to Lender that Borrower is the absolute owner of the Collateral, free of any liens, encumbrances, security interests, and other claims whatsoever, except insofar as the Collateral may be encumbered by the lien of general taxes for the current year, a lien due and payable, but not yet delinquent and except for liens granted to the lenders under the Existing Credit Agreement as in effect on the date of this Deed of Trust. Borrower, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular, all of the Property and property interest granted and conveyed in trust pursuant to this Deed of Trust, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject to the Permitted Exceptions and other exceptions described in this section. The warranties contained in this section shall survive foreclosure of this Deed of Trust, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Real Property or the Collateral pursuant to any such foreclosure.

        3.2    Waiver of Homestead and Other Exemptions.    To the extent permitted by law, Borrower hereby waives all rights to any homestead or other exemption to which Borrower would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

        3.3    Due Authorization.    If Borrower is other than a natural person, then each individual who executes this document on behalf of Borrower represents and warrants to Lender that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Borrower.

ARTICLE 4
BORROWER'S AFFIRMATIVE COVENANTS

        4.1    Payment of Note.    Borrower will pay all principal, interest, and other sums payable under the Note, the Loan Agreement or this Deed of Trust or the Loan Documents, on the date when such payments are due, without notice or demand.

        4.2    Performance of Other Obligations.    Borrower will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Borrower by the terms of the Loan Documents.

        4.3    Other Encumbrances.    Borrower will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Borrower in connection with any other encumbrance affecting the Real Property or the Collateral, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof. This paragraph does not authorize any lien or encumbrance against the Real Property or the Collateral except as permitted by Section 3.1 or with the prior written consent of the Lender as provided in this Deed of Trust.

        4.4    Payment of Taxes.

          (a)  Property Taxes. Borrower will pay, before delinquency, all taxes and assessments, including without limitation, general, special and metropolitan district taxes, water charges, sewer service charges (collectively, the "Impositions"), which may be levied or imposed at any time against Borrower's interest and estate in the Real Property or the Collateral. Within 10 days after request by Lender, Borrower will deliver to Lender an official receipt for such payment or other evidence that such payment has been made.

          (b)  Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Lender arising directly from Lender's interests in the Loan Documents (other than a tax based on Lender's income), or against any security interest of Lender in the Property, Borrower will pay such tax, assessment, or other charge before delinquency and will indemnify Lender against all loss, expense, or diminution of income in connection therewith. In the event Borrower is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Borrower from doing so, then the Note will, at Lender's option, become due and payable in full upon thirty (30) days' notice to Borrower.

          (c)  Right to Contest. Notwithstanding any other provision of this section, Borrower will not be deemed to be in default solely by reason of Borrower's failure to pay any Impositions so long as, in Lender's judgment, each of the following conditions is satisfied:

              (i)  Borrower is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions; and

            (ii)  Nonpayment of such Impositions will not result in the loss or forfeiture of any Property encumbered hereby or any interest of Lender therein.

If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, Borrower will pay the Impositions in question, together with any interest and penalties thereon, within ten (10) days after Lender gives notice of such determination.

        4.5    Maintenance of Insurance.    Borrower shall provide and maintain policies of insurance on the Property in accordance with the Loan Agreement.

        4.6    Lease Obligations.    Borrower represents and warrants to Lender that none of the Property is leased by Borrower to any tenant. In the event there are at any time in the future any leases of all or any part of the Property, Borrower shall perform promptly all of Borrower's obligations under or in connection with each such lease of all or any part of the Property (collectively called the "Leases"). If Borrower receives at any time any written communication from any tenant under any Lease asserting a default by Borrower under any Lease, or purporting to terminate or cancel any Lease, Borrower will promptly forward a copy of such communication (and any subsequent communications relating thereto) to Lender.

        4.7    Recertified Appraisal.    If at any time (a) an Event of Default (as defined below) has occurred, or (b) the Lender is required by law or regulation to obtain a new appraisal, the Lender may require a new appraisal of the Real Property.

        4.8    Management.    Borrower shall obtain Lender's advance written approval of any outside management services provided, and of any contract therefore or assignment thereof, which written approval shall not be unreasonably withheld.

        4.9    Condemnation.    Borrower hereby assigns, transfers and sets over unto Lender the entire proceeds of any award or any claim for damages for any of the Real Property taken or damaged under the power of eminent domain or by condemnation. Lender may elect, in its discretion, to apply the proceeds of the award upon or in reduction of the Secured Obligations, whether due or not.

        4.10    Mechanics' Liens.    Borrower will keep the Real Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, material men, and other such persons in the manner provided in the Loan Agreement.

        4.11    Defense of Actions.    Borrower will defend, at Borrower's expense, any action, proceeding or claim which affects any Property encumbered hereby or any interest of Lender in such Property or in the Secured Obligations, and will indemnify and hold Lender harmless from all loss, damage, cost, or expense, including attorneys' fees, which Lender may incur in connection therewith.

        4.12    Further Assurances; Estoppel Certificates.    Borrower will execute and deliver to Lender upon demand, and pay the costs of preparation and recording thereof, any further documents which Lender may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Borrower will also, within ten (10) days after any request by Lender, deliver to Lender a signed and acknowledged statement certifying to Lender, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Borrower claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

        4.13    Parking Requirements.    Borrower shall maintain at all times sufficient parking spaces to comply with the parking requirements of all Leases, zoning and other regulations affecting the Property.

        4.14    Financial Statements and Inspection of Records.    Borrower, at Borrower's expense, shall furnish to Lender the financial and other reports required by the Loan Agreement.

        4.15    Environmental Representations and Warranties.    Borrower has executed for the benefit of the Lender the Environmental Indemnity, the provisions of which are included herein by reference. Borrower shall comply with, observe and perform each of the terms and provisions of the Environmental Indemnity.

        4.16    Change in Name, Location of Collateral, Etc.    Without giving at least thirty (30) days' prior written notice to Lender, the Borrower shall not: (a) change its name, federal employer's identification number, jurisdiction of organization or form of business association; (b) change the location of its place of business (or chief executive office if more than one place of business); or (c) add to or change any location at which any of the Fixtures is stored, held or located.

ARTICLE 5
BORROWER'S NEGATIVE COVENANTS

        5.1    Waste.    Borrower will not commit or permit any waste with respect to the Real Property or the Collateral.

        5.2    Zoning and Private Covenants.    Except as specifically provided in the Loan Agreement, if at all, Borrower will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Real Property, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Real Property or any part thereof, without the express written consent of Lender. If under applicable zoning provisions the use of all or any part of the Real Property is or becomes a nonconforming use, Borrower will not cause such use to be discontinued or abandoned without the express written consent of Lender.

        5.3    Disposition of Mortgaged Property, Leases, or Beneficial Interest in Borrower.    It is expressly acknowledged, covenanted and agreed that except as may be permitted in this Deed of Trust that there may be no sale, lease, exchange, assignment, conveyance, encumbrance, mortgage, alienation, transfer or other disposition (herein collectively called a "Disposition") of (a) all or any portion of the Property or any lease thereof (or any interest therein) which gives the lessee any option to purchase the Property or any part thereof, or (b) all or any part of the legal or beneficial ownership interest or management control in Borrower, unless Lender has provided its prior written consent thereto. In the event there occurs a Disposition without Lender's written consent, then Lender may, at Lender's option, accelerate the maturity of the Note and enforce any and all of Lender's rights, remedies and recourses set forth in this Deed of Trust upon the occurrence of an Event of Default. It is acknowledged and agreed that the Lender may withhold, at its sole option, its consent to any Disposition as described above. Lender's failure to respond or otherwise consent within such thirty (30) day period shall be deemed a denial of the request for approval. Lender's failure to exercise its remedies hereunder for a disapproved Disposition shall not be construed as a waiver of Lender's right to subsequently exercise such remedies, and Lender's approval of a Disposition shall not be construed as a waiver of the provisions hereof with respect to any subsequent Disposition. The rights and options herein granted to Lender may be exercised at Lender's sole option and discretion, need not be based upon an increased business risk or any other risk, and are an integral and valuable part of the security given to Lender. Notwithstanding the provisions of this section, Borrower may sell or otherwise convey the Property, or any interest therein, without the consent of Lender provided that all outstanding and unpaid amounts of the Secured Obligations are fully repaid at the time of such sale or conveyance.

        5.4    Further Encumbrance of Property.    Borrower will not create, place or permit to be created or placed or allow to remain against the Real Property or the Fixtures any mortgage or deed of trust, regardless of whether the same is expressly subordinate to the liens and security interests imposed hereby or by any other instruments securing the Secured Obligations and Borrower shall not encumber the Property without the prior written consent of Lender.

        5.5    Transfer or Removal of Fixtures.    Borrower will not sell, transfer or remove from the Real Property all or any material part of the Fixtures, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

        5.6    Further Encumbrance of Collateral.    Borrower will not create or permit any junior lien, security interest or other encumbrance against the Collateral (except pursuant to the Existing Credit Agreement, as in effect on the date of this Deed of Trust) without the prior written consent of Lender.

        5.7    Improper Use of Property or Collateral.    Borrower will not use the Real Property or the Collateral for any purpose or in any manner, or take any action with respect to the Real Property or the Collateral which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

ARTICLE 6
EVENTS OF DEFAULT

        Each of the following events will constitute a default (an "Event of Default") under this Deed of Trust and under each of the other Loan Documents:

        6.1    Failure to Pay.    Default shall be made in the payment of any installment of principal or interest on the Note or any other sum under the Loan Documents when due (after giving consideration to any grace period which may be applicable under such document).

        6.2    Insolvency.    The dissolution or termination of, or the insolvency of, Borrower, the appointment of a receiver for any part of Borrower's property, any general assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        6.3    Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Secured Obligations, or by any governmental agency.

        6.4    Judgment.    A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Real Property or a material part of the Collateral, or any judgment involving monetary damages shall be entered against Borrower which shall become a lien on the Real Property or the Collateral or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within sixty (60) days after its entry or levy.

        6.5    Superior Lien Against the Property.    The assertion of any claim of priority over this Deed of Trust, by title, lien, or otherwise in any legal, administrative, or equitable proceeding, unless such assertion be withdrawn, or effective action satisfactory to Lender commenced (and thereafter diligently prosecuted) and Lender is secured against any loss or damage there from, within thirty (30) days of the assertion of such claim.

        6.6    Abandonment.    The actual or constructive abandonment of all or a substantial portion of the Real Property or the Collateral (such abandonment constituting an assignment to Lender, at Lender's option, of Borrower's interest in any lease or contract now or hereafter affecting the abandoned property).

        6.7    Valid First Lien.    The failure of Lender to have a valid first lien against the entire Real Property and Collateral as to all advances made now or at any time in the future pursuant to the Note, this Deed of Trust, or any other Loan Documents or the Note, the Deed of Trust or any of the Loan Documents ceases to be in full force and effect (including failure of any security agreement to create a valid and perfected security interest) at any time and for any reason.

        6.8    Breach of Lease.    Borrower shall be in default under any Lease and such default shall continue for 30 calendar days after notice thereof by Lender to the Borrower and the lender or agent for the lenders, as applicable, under the Existing Credit Agreement; provided, however, that in the event that such default is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such default so long as Borrower commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.9    Other Defaults.    Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition contained in the Note, this Deed of Trust or any other Loan Documents (and such failure shall not constitute an Event of Default under any of the other provisions of this section entitled "EVENTS OF DEFAULT") and such failure to comply shall continue for 30 calendar days after notice thereof to the Borrower by the Lender; provided, however, that in the event that such failure to comply is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such failure to comply so long as Borrower commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.10    Default in Favor of Third Parties.    Should Borrower default under any of the following in connection with a transaction the total value of which is equal to or greater than $1,000,000.00: any loan, extension of credit, agreement executed in connection with security for a loan or extension of credit, or in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Secured Obligations or perform its obligations under the Note, this Deed of Trust or any of the Loan Documents.

        6.11    False Statements.    Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading in any material respect at any time thereafter.

ARTICLE 7
LENDER'S REMEDIES

        Immediately upon or any time after the occurrence of any Event of Default hereunder, Lender may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Lender may determine in Lender's sole discretion:

        7.1    Performance of Defaulted Obligations.    Lender may make any payment or perform any other obligation under the Loan Documents which Borrower has failed to make or perform, and Borrower hereby irrevocably appoints Lender as the true and lawful attorney-in-fact for Borrower to make any such payment and perform any such obligation in the name of Borrower, which appointment is coupled with Lender's interest in the Real Property and the Collateral. All payments made and expenses (including attorneys' fees and legal assistant's fees) incurred by Lender in this connection, together with interest thereon at the Default Rate, as set forth in the Note, from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Borrower to Lender.

        7.2    Specific Performance and Injunctive Relief.    Notwithstanding the availability of legal remedies, Lender will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Borrower to cure or refrain from repeating any default.

        7.3    Acceleration of Secured Obligations.    Lender may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

        7.4    Possession of Property.    Lender may enter and take possession of the Real Property and the Collateral without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Real Property and the Collateral, and may complete the development and construction described in the Loan Agreement with respect to all or any part of the Real Property or the Collateral, either in Lender's name or in the name of Borrower.

        7.5    Enforcement of Security Interests.    Lender may exercise all rights of a secured party under the Code with respect to the Collateral. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Lender's giving of such notice to Borrower at least fifteen (15) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. If permitted by statute or court decision, the Collateral may be sold by the Trustee as part of the foreclosure sale of the Real Property.

        7.6    Foreclosure Against Property.    Lender may foreclose this Deed of Trust, insofar as it encumbers the Property, either by judicial action or through a public trustee foreclosure sale through the Trustee in the manner provided by statute.

          (a)  If this Deed of Trust encumbers more than one parcel of real estate, foreclosure may be by separate parcel or lot or en masse, as Lender may elect in its sole discretion. Foreclosure through Trustee will be initiated by Lender's filing of its notice of election and demand for sale with Trustee. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four weeks' public notice of the time and place of such sale by advertisement weekly five times in some newspaper of general circulation then published in the County in which the Property is located.

          (b)  All fees, costs and expenses of any kind incurred by the Trustee or Lender in connection with, or preparation for, foreclosure of this Deed of Trust, including, without limitation, the costs of any appraisals, engineering or environmental testing and evaluations of the Property obtained by Lender, all costs of any receivership for the Property advanced by Lender, and all attorneys', legal assistants' and consultants' fees, expert's evidence, stenographer's charges, publication costs, (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) costs of procuring all such abstracts of title, title searches, title insurance policies, and similar data with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale the true condition of title to or value of the Property, incurred by Lender, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Borrower to Lender at any foreclosure sale. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of the Property and the maintenance of the lien of this Deed of Trust, including the reasonable fees of any attorney employed by Lender in any litigation or proceeding affecting this Deed of Trust, the Note or the Property, including probate, bankruptcy proceedings, proceedings to obtain a receiver, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Borrower, with interest thereon at the Default Rate, as more particularly defined in the Note and shall be secured by this Deed of Trust.

          (c)  The proceeds of any sale under this section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Secured Obligations; any surplus remaining shall be paid over to Borrower or to such other person or persons as may be lawfully entitled to such surplus.

          (d)  At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Borrower, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be.

          (e)  Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Lender or by Trustee or any officer conducting the foreclosure sale shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

        7.7    Appointment of Receiver.    Lender shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefore, to the appointment of a receiver for the Property, the Leases, and the Rents upon ex parte application to any court of competent jurisdiction. Borrower waives any right to any hearing or notice of hearing prior to the appointment of a receiver.

        7.8    Right to Make Repairs, Improvements.    Should any part of the Property come into the possession of Lender or a receiver, whether before or after an Event of Default, Lender or the receiver and receiver's agents shall be empowered:

          (a)  To take possession of the Property, Leases, Rents and any business conducted by Borrower or any other person thereon and any business assets used in connection therewith and any Property in which Lender has a security interest granted by Borrower and, if the receiver deems it appropriate, to operate the same;

          (b)  To exclude Borrower and Borrower's agents, servants, and employees from the Real Property;

          (c)  With or without taking possession of the Real Property, to collect the Rents, including those past due and unpaid and security deposits;

          (d)  To rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as the Lender shall, and to pay any leasing or rental commissions associated therewith in its discretion, determine;

          (e)  To continue the development, marketing and sale of the Property or any portion thereof;

          (f)    To complete any construction or development which may be in progress;

          (g)  To do such maintenance and make such repairs and alterations as the receiver deems necessary;

          (h)  To use all stores of materials, supplies and maintenance equipment on the Real Property and to replace and replenish such items at the expense of the receivership estate;

          (i)    To pay the operating expenses of the Property, including costs of management and leasing or marketing thereof (which shall include lease commissions, sale commissions), payments under contracts and agreements for development and construction;

          (j)    To pay all taxes and assessments against the Property and any property which is collateral for the Secured Obligations, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance;

          (k)  To borrow from the Lender such funds as may be reasonably necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and the Lender, but not in excess of the Default Rate under the Note; and

          (l)    Generally do anything which Borrower could legally do if Borrower were in possession of the Property.

          (m)  All expenses incurred by the receiver or the receiver's agent shall constitute part of the Secured Obligations. Any Rents collected by the receiver shall be applied first to the expenses of the receivership (including attorneys' fees incurred by the receiver and by Lender), to expenses of the Property, and to preserve, protect, maintain and operate the Property and any other collateral which is security for the Secured Obligations, and the balance shall be applied toward the Secured Obligations or any deficiency which may result from any foreclosure sale, and then in such other manner as the court may direct. Unless sooner terminated with the express consent of the Lender, any such receivership will continue until all amounts remaining due under the Note have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired, and in either case, the court has discharged the receiver. Borrower covenants to promptly reimburse and pay to Lender or such receiver, at the place where the Note is payable, or at such other place as may be designated in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Lender or such receiver in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Lender or such receiver at the Default Rate, as set forth in the Note, and all such expenses, costs, taxes, interest, and other charges shall be part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Borrower and, except for Lender's or such receiver's willful misconduct or gross negligence, Lender or such receiver shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured, or to complete development.

        7.9    Further Assurances.    Upon issuance of a deed or deeds pursuant to foreclosure of this Deed of Trust, all right, title, and interest of the Borrower in and to any Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Borrower. Borrower hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose. But nothing contained herein shall prevent Lender from terminating any subordinated Lease not approved by the Lender through such foreclosure.

        7.10    Intercreditor Agreement.    The rights and remedies of the Lender hereunder are subject to the provisions of the Intercreditor Agreement.

ARTICLE 8
ASSIGNMENT OF RENTS

        8.1    Assignment of Rents.    To further secure the Secured Obligations, Borrower does hereby sell, assign and transfer unto the Lender all rents, now due and which may hereafter become due under or by virtue of any Leases or tenancies (collectively "Rents "), whether written or verbal, or any letting of, or of any agreement for the sale, or occupancy of the Real Property or any part thereof, and all proceeds thereof, now or hereafter existing, whether or not with the Lender's approval. The Borrower does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead (with or without taking possession of the Property) to collect all of said Rents arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the Leases, or other similar agreements, written or verbal, which may hereafter exist on the Property, on the condition that Lender hereby grants to Borrower a license to collect and retain such Rents (but expressly not including the right to collect any rents more than one (1) month in advance or any amount to prepay, terminate, or "buy out" any Leases prior to the occurrence of any Event of Default under the Loan Documents. Borrower expressly covenants to apply the Rents received, after application for operating expenses permitted hereunder, to payment of the Secured Obligations as and when the same become due and in compliance with the Loan Documents. Such license shall be revocable by Lender without notice to Borrower at any time upon or after an Event of Default under the Loan Documents, and immediately upon any such revocation, Lender shall be entitled to receive, and Borrower shall deliver to Lender, any and all Rents theretofore collected by Borrower which remain in the possession or control of Borrower and all Leases, and other such agreements. It is the intention of the Borrower to create and grant, and it is the intention of Lender to create and receive, a present and absolute assignment of all of the Leases, similar agreements, Rents now due or which may hereafter become due, but it is agreed that the Lender's right to collect the Rents is conditioned upon the existence of an Event of Default under the Loan Documents. Failure of Lender at any time or from time to time to enforce its rights under this ARTICLE 8 shall not in any manner prevent its subsequent enforcement, and Lender is not obligated to collect anything hereunder, but is accountable only for sums collected. Nothing contained herein shall be construed as constituting the Lender a mortgagee in possession in the absence of the taking of actual possession of the Property by the Lender pursuant to Section 8.7 (Lender's Right of Possession In Case of Default) hereof. In the exercise of the powers herein granted to the Lender, no liability shall be asserted or enforced against the Lender, all such liability being expressly waived and released by Borrower. Notwithstanding any of the provisions of this section, none of the provisions hereof shall cause or effect the sale, transfer and assignment of revenues arising from the conduct of Borrower's business on the Real Property.

        8.2    Covenants Regarding Leases.    Borrower agrees:

          (a)  Not to execute any Leases affecting the Property or any part thereof without the prior written consent of Lender;

          (b)  Not to collect any of the Rents for more than one (1) month in advance of the time when the same become due under the terms thereof;

          (c)  Not to discount any future accruing Rents;

          (d)  Not to execute any other assignments of any Leases or any interest therein or any of the Rents there under;

          (e)  That notwithstanding any variation of the terms of the Deed of Trust or any extension of time for payment there under or any release of part or parts of the Property, the Leases, Rents hereby assigned, insofar as they relate to the unreleased Property, shall continue as additional security in accordance with the terms hereof;

            (f)  To hold and account for all down payment or earnest money deposits in the manner provided for under any state or local laws or ordinances applicable to the Property or under the Loan Documents; and

          (g)  To perform all of the Borrower's covenants and agreements under the Leases and not to suffer or permit to occur any release of liability of the lessees or purchasers.

        8.3    Representations Regarding Leases.    Borrower represents and warrants that at the time of the execution of this Deed of Trust by Borrower, there are no Leases and Borrower has no present intention of entering into any Leases.

        8.4    Further Assignments.    Borrower shall give Lender at any time upon demand any further or additional forms of assignment of transfer of Rents, leases and security as may be reasonably requested by Lender, and shall deliver to Lender executed copies of all such leases and security.

        8.5    Authority of Lender.    Any tenants or occupants of any part of the Real Property pursuant to any Leases that may come into existence are hereby authorized to recognize the claims of Lender hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of indebtedness owing to Lender, or the existence of a Default or Event of Default under any Loan Document, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of Lender or a receiver shall be sufficient for the exercise of any rights under this ARTICLE 8 and the sole receipt of Lender or a receiver for any sums received shall be a full discharge and release therefore to any such tenant or occupant of the Real Property; and Borrower hereby releases each such tenant and occupant or purchaser which makes payments to Lender under this ARTICLE 8 from any liability under the applicable Lease or occupancy agreement. Checks for all or any part of the rentals collected under this ARTICLE 8 shall be drawn to the exclusive order of Lender or such receiver.

        8.6    Indemnification of Lender.    Nothing herein contained shall be deemed to obligate Lender to perform or discharge any obligation, duty, or liability of lessor under any Lease of the Real Property, and Borrower shall and does hereby indemnify and hold Lender harmless from any and all liability, loss, or damage which Lender may or might incur under any Lease of the Real Property or by reason of this assignment; and any and all such liability, loss, or damage incurred by Lender, together with the costs and expenses, including reasonable attorneys' fees, incurred by Lender in defense of any claims or demands therefore (whether successful or not), shall be additional Secured Obligations, and Borrower shall reimburse Lender therefore on demand.

        8.7    Lender's Right of Possession in Case of Default.    In any case in which under the provision of this Deed of Trust, the Lender has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale there under, promptly upon demand of Lender, Borrower shall surrender to Lender and Lender shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Lender in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Real Property, together with all documents, books, records, papers and accounts of the Borrower or then owners of the Real Property relating thereto, and may exclude the Borrower, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of the Borrower, or in its own name as Lender and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the rents, of the Real Property.

        8.8    Severability and Survival.    The provisions of this ARTICLE 8 shall survive the foreclosure of the lien of this Deed of Trust and the exercise of the power of sale granted under this Deed of Trust until the expiration of all periods of redemption following any such foreclosure or sale and thereafter with respect to all Rents arising prior to or attributable to the period prior to the expiration of all such redemption periods.

ARTICLE 9
ACCOMMODATION DEED OF TRUST

        With respect to Water Pik, to the extent it has provided security for the benefit of Laars pursuant to its grant of this Deed of Trust and to the extent applicable California law with respect to guaranties and suretyship may be held to apply hereto (notwithstanding the choice of law provision contained herein), Water Pik agrees that until all indebtedness secured by this Deed of Trust shall have been paid in full, and no commitment on the part of the Lender to make future advances or extend credit either to Laars or Water Pik exists, Water Pik shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against any person liable for the Indebtedness secured by this Deed of Trust, and waives any benefit of, any right to participate in any security now or hereafter held by Lender and without limiting the generality of the foregoing, Water Pik specifically waives and relinquishes as against Lender any defense or benefit otherwise available to Water Pik should Lender make an election of remedies as against any person liable for the Indebtedness (and irrespective of the circumstances or manner in which or whereby such election is made) which destroys or impairs Water Pik's subrogation rights or rights to proceed against any person liable for the indebtedness secured hereby for reimbursement and, further, to the extent Water Pik may be deemed a guarantor hereunder, such "guarantor" waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as non-judicial foreclosure with respect to security for a "guaranteed" obligation, has destroyed the "guarantor's" rights of subrogation and reimbursement against Laars by the operation of Section 580d of the California Code of Civil Procedure or otherwise. This is an unconditional waiver of any rights and defenses Water Pik may have because Laars' obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. Water Pik assumes the responsibility for being and keeping itself informed of the financial condition of Laars and of all other circumstances bearing upon the risk of nonpayment of the indebtedness secured hereby which diligent inquiry would reveal, and agrees that Lender shall have no duty to advise Water Pik of information known to it regarding such condition or circumstances.

ARTICLE 10
MISCELLANEOUS PROVISIONS

        10.1    Time of the Essence.    Time is of the essence with respect to all provisions of this Deed of Trust.

        10.2    Rights and Remedies Cumulative.    Lender's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Lender under each of the other Loan Documents and those otherwise available to Lender at law or in equity. No act of Lender shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender.

        10.3    No Implied Waivers.    Lender shall not be deemed to have waived any provision of this Deed of Trust unless such waiver is in writing and is signed by Lender. Without limiting the generality of the preceding sentence, neither Lender's acceptance of any payment with knowledge of a default by Borrower, nor any failure by Lender to exercise any remedy following a default by Borrower shall be deemed a waiver of such default, and no waiver by Lender of any particular default on the part of Borrower shall be deemed a waiver of any other default or of any similar default in the future.

        10.4    No Third Party Rights.    No person shall be a third party beneficiary of any provision of this Deed of Trust. All provisions of this Deed of Trust favoring Lender are intended solely for the benefit of Lender, and no third party shall be entitled to assume or expect that Lender will or will not waive or consent to modification of any such provision in Lender's sole discretion.

        10.5    Preservation of Liability and Priority.    Without affecting the liability of Borrower or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Lender with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Lender may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Lender may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real property or Collateral securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Real Property or the Collateral shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Lender.

        10.6    Subrogation of Lender.    Lender shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Lender under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

        10.7    Notices.    Any notice required or permitted to be given by Borrower or Lender under this Deed of Trust shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day

        [Deed of Trust continues on following page]

after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

        If to Borrower:

  Water Pik, Inc. and Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: Chief Financial Officer
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

  With a copy to:

  Water Pik, Inc. and Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: General Counsel
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

        If to Lender:

  U.S. Bank National Association
  4100 Newport Place, Suite 120
  Newport Beach, CA 92660
  Attn: Richard M. McNiven
  Telephone: (949) 863-2307
  Telecopier: (949) 863-2335

  With a copy to:

  Law Offices of Douglas L. Collins
  8491 Sunset Blvd., Suite 360
  Los Angeles, CA 90069
  Attn: Douglas L. Collins, Esq.
  Telephone: (323) 650-2088
  Telecopier: (323) 650-2092

        Any person may change such person's address for notices or copies of notices by giving notice to the other party in accordance with this section.

        10.8    Defeasance.    Upon payment and performance in full of all the Secured Obligations and all costs of releasing this Deed of Trust, Lender will execute and deliver to Borrower such documents as may be required to release this Deed of Trust of record.

        10.9    Illegality.    If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Deed of Trust, the legality, validity, and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Deed of Trust shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

        10.10    Obligations Binding Upon Borrower's Successors.    This Deed of Trust is binding upon Borrower and Borrower's successors and assigns, including all grantees and remote grantees of any interest of Borrower in the Property, and shall inure to the benefit of Lender, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Borrower in this Deed of Trust shall be joint and several obligations of Borrower and Borrower's successors and assigns.

        10.11    Governing Law.    The laws of the State of Colorado shall govern the validity, construction, enforcement, and interpretation of this Deed of Trust, without regard to principles of conflicts of laws.

        10.12    Survival.    This Deed of Trust shall survive foreclosure of the liens created hereby, to the extent necessary to fulfill its purposes.

        10.13    Multiple Parties    All obligations of Borrower hereunder shall be joint and several and all references to "Borrower" shall mean each and every Borrower. That means that each and every entity or person executing this Deed of Trust below as a Borrower is responsible for all of Borrower's obligations in this Deed of Trust.

        Signed and delivered as of the date first mentioned above.

Water Pik, Inc., a Delaware corporation

By:
Victor C. Streufert Vice President—Finance, Chief Financial Officer, and Treasurer

Exhibit 4.17
(Part C)

DEED OF TRUST, SECURITY AGREEMENT,
FINANCING STATEMENT AND
ASSIGNMENT OF RENTS

        THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTS (this "Deed of Trust") is given as of the 18th day of October, 2001, by the Laars, Inc., a Delaware corporation, the Trustor named below, to the Trustee named below, for the use and benefit of the Lender named below.

ARTICLE 1
PARTIES, PROPERTY, AND DEFINITIONS

        The following terms and references shall have the meanings indicated:

        1.1    Borrower:    Trustor and Water Pik, Inc., a Delaware corporation ("Water Pik"), individually and collectively, the legal address of each of which is 23 Corporate Plaza, Suite 246, Newport Beach, CA 92660, together with any future owner of the Property or any part thereof or interest therein.

        1.2    Lender:    U.S. Bank National Association, whose legal address is 4100 Newport Place, Suite 120, Newport Beach, CA 92660, together with any legal holder of the Note.

        1.3    Trustee:    Chicago Title Company.

        1.4    Trustor;    Laars, Inc., a Delaware corporation.

        1.5    Note:    The Promissory Note of even date herewith, executed by Borrower and payable to the order of Lender in the principal face amount of $8,850,000.00, the last payment under which is due on September 30, 2008, unless such due date is extended or accelerated, together with all renewals, extensions, and modifications of the Note. All terms and provisions of the Note are incorporated by this reference in this Deed of Trust.

        1.6    Loan Agreement:    The Loan Agreement dated October 18, 2001 executed by Borrower and the Lender, and all renewals, extensions, and modifications thereof. All capitalized terms not otherwise defined herein shall bear the meaning given to them in the Loan Agreement.

        1.7    Existing Credit Agreement:    The Restated Credit Agreement dated as of November 29, 1999 among Borrower, certain guarantors named therein, certain lenders named therein and The Chase Manhattan Bank, as agent, as amended, modified or supplemented from time to time, and any successor revolving credit or loan agreement to the current Existing Credit Agreement.

        1.8    Real Property:    The real property described in Exhibit A, attached hereto and by this reference incorporated herein, together with all right, title and interest of Trustor in the following with respect to the real property, whether now owned or hereafter acquired by Trustor:

          (a)  All improvements now or hereafter located on such real property and all easements and appurtenances thereto;

          (b)  The land lying within any street or roadway adjoining the real property; any vacated or hereafter vacated street or alley adjoining the real property; and any strips and gores adjoining the real property;

          (c)  All and singular the passages, waters, water rights (whether tributary or non-tributary or not non-tributary), water courses, riparian rights, wells, well permits, water stock, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the real property, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof; and

        1.9    Fixtures:    All "fixtures," as such term is defined in the Uniform Commercial Code of California (whether actually or constructively attached or incorporated, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such real property or improvements and used or usable in connection with any present or future operation thereof but excluding all fixtures that are equipment and are used specifically for the operation and conduct of the business of Trustor on the Real Property.

        1.10    Intangible Personalty:    All right, title and interest of the Trustor in and to the following, with respect to the Real Property:

          (a)  all of the rents of and from the use, operation, or enjoyment of such real property and improvements (collectively, the "Rent Income"), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Borrower, but excluding all revenues that arise from the operation and conduct of the business of Borrower on the Real Property;

          (b)  all plans and specifications for the improvements on the real property; soil, environmental, engineering, land planning maps, surveys and other studies and reports concerning the real property or prepared for the orderly planning and development of the real property, including all plans, drawings and studies concerning the platting or replatting of the real property; all contracts and subcontracts relating to the improvements on the real property, or any thereof;

          (c)  all awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, casualty or injury to, or decrease in the value of, any of such real property, including without limitation all property insurance payments, proceeds and policies related to such real property;

          (d)  all of the licenses, permits, franchises, and other entitlements to use and all rights thereto which have been issued by or which are pending before any governmental or quasi-governmental agency which are necessary or appropriate for the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property;

          (e)  all water taps, sewer taps, building permits, curb cut permits, storm water discharge permits; and

          (f)    all of Borrower's rights in and to contract rights, leases, concessions, operating systems, warranties, licenses, plans, drawings and other items of intangible personal property solely relating to the ownership or operation of the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property.

        1.11    Property:    The Real Property, the Fixtures and the Intangible Personalty are sometimes collectively called the "Property." All of the Real Property, Fixtures and Intangible Personalty, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and mortgaged hereby.

        1.12    Any capitalized terms not otherwise defined in this Deed of Trust and not defined in the Loan Agreement, shall bear the meaning given to them in Article 9 of the Code (as defined below).

        1.13    Secured Obligations:    The Property is granted and shall be held for the purpose of securing the following (the "Secured Obligations"):

          (a)  The payment of the indebtedness as evidenced in the Note;

          (b)  The performance and observance of all terms, covenants, conditions, and provisions to be performed or observed by the Borrower pursuant to the terms of:

              (i)  this Deed of Trust,

            (ii)  UCC-1 financing statements required to perfect the Lender's security interest in the Intangible Personalty and Fixtures as granted by this Deed of Trust (the "Financing Statement"),

            (iii)  the Certificate and Indemnity Regarding Hazardous Substances (the "Environmental Indemnity") of even date herewith relating to the Real Property executed by Trustor,

            (iv)  the Loan Agreement as such agreement relates to the loan evidenced by the Note and to the Property, and

            (v)  any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, assignments (both present and collateral), and side letters related to the loan evidenced by the Note and to the Property, as the same may be amended, modified or supplemented from time to time (collectively, the "Related Agreements").

The Note, this Deed of Trust, Financing Statement, Environmental Indemnity, Related Agreements, Loan Agreement, and any and all other documents or instruments executed in connection with the foregoing to evidence or secure the Note shall be hereinafter collectively called the "Loan Documents".

          (c)  The payment of all sums expended or advanced by Lender pursuant to the terms hereof.

        1.13    Intercreditor Agreement:    That certain Intercreditor Agreement of even date herewith by and between Lender and The Chase Manhattan Bank, as Agent under the Existing Credit Agreement.

ARTICLE 2
GRANTING CLAUSE

        2.1    Grant to Trustee.    As security for the Secured Obligations, Trustor hereby grants, bargains, sells, and conveys the Real Property in trust to Trustee, in trust forever, with power of sale, for the use and benefit of Lender, and subject to all provisions hereof.

        2.2    Security Interest to Lender.    As additional security for the Secured Obligations, Trustor hereby grants to Lender a security interest in the Fixtures and in the Intangible Personalty (collectively, the "Collateral"). To the extent any of the Collateral may be or has been acquired with funds advanced by Lender under the Loan Documents, this security interest is a purchase money security interest. This Deed of Trust constitutes a Security Agreement under the Uniform Commercial Code of California (the "Code") with respect to any part of the Collateral that may or might now or hereafter be or be deemed to be personal property; all of the terms, provisions, conditions and agreements contained in this Deed of Trust pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Deed of Trust but shall be in addition thereto:

          (a)  The Collateral shall be used by Trustor solely for business purposes, being installed upon or owned in connection with the Real Property for Trustor's own use or as the equipment and furnishings furnished by Trustor, as owner, to tenants of the Real Property;

          (b)  No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office except financing statements filed in connection with the Existing Credit Agreement (the effect of which shall be modified pursuant to the Intercreditor Agreement); and Trustor will, at its cost and expense, upon demand, furnish to Lender such further information and will execute and deliver to Lender such financing statements and other documents in form satisfactory to Lender and will do all such acts and things as Lender may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Trustor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Lender to be necessary or desirable;

          (c)  The terms and provisions contained in this section and in Section 7.5 (Enforcement of Security Interests) of this Deed of Trust shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

          (d)  This Deed of Trust constitutes a security agreement and financing statement under the Code with respect to the Collateral. As such, this Deed of Trust covers all items of the Collateral including all items which are to become fixtures. Trustor is the "Debtor" and Lender is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Deed of Trust constitutes a financing statement.

        2.3    The Trustor agrees that Lender may, to the extent permitted by applicable law, prepare and file financing statements, amendments thereto, and continuation statements without the signature of the Trustor and file any financing statement, amendment thereto or continuation statement electronically.

ARTICLE 3
TRUSTOR'S TITLE AND AUTHORITY

        3.1    Warranty of Title.    Trustor represents and warrants to Lender that Trustor has good and marketable title to the Real Property in fee simple absolute, subject only to the lien of general taxes for the current year, a lien due and payable, but not yet delinquent, and those additional matters, if any, set forth in Exhibit B, attached hereto and by this reference incorporated herein ("Permitted Exceptions"). Trustor further represents and warrants to Lender that Trustor is the absolute owner of the Collateral, free of any liens, encumbrances, security interests, and other claims whatsoever, except insofar as the Collateral may be encumbered by the lien of general taxes for the current year, a lien due and payable, but not yet delinquent and except for liens granted to the lenders under the Existing Credit Agreement as in effect on the date of this Deed of Trust. Trustor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular, all of the Property and property interest granted and conveyed in trust pursuant to this Deed of Trust, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject to the Permitted Exceptions and other exceptions described in this section. The warranties contained in this section shall survive foreclosure of this Deed of Trust, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Real Property or the Collateral pursuant to any such foreclosure.

        3.2    Waiver of Homestead and Other Exemptions.    To the extent permitted by law, Trustor hereby waives all rights to any homestead or other exemption to which Trustor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

        3.3    Due Authorization.    If Trustor is other than a natural person, then each individual who executes this document on behalf of Trustor represents and warrants to Lender that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Trustor.

ARTICLE 4
TRUSTOR'S AFFIRMATIVE COVENANTS

        4.1    Payment of Note.    Trustor will pay all principal, interest, and other sums payable under the Note, the Loan Agreement or this Deed of Trust or the Loan Documents, on the date when such payments are due, without notice or demand.

        4.2    Performance of Other Obligations.    Trustor will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Borrower by the terms of the Loan Documents.

        4.3    Other Encumbrances.    Trustor will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Trustor in connection with any other encumbrance affecting the Real Property or the Collateral, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof. This paragraph does not authorize any lien or encumbrance against the Real Property or the Collateral except as permitted by Section 3.1 or with the prior written consent of the Lender as provided in this Deed of Trust.

        4.4    Payment of Taxes.

          (a)  Property Taxes. Trustor will pay, before delinquency, all taxes and assessments, including without limitation, general, special and metropolitan district taxes, water charges, sewer service charges (collectively, the "Impositions"), which may be levied or imposed at any time against Trustor's interest and estate in the Real Property or the Collateral. Within 10 days after request by Lender, Trustor will deliver to Lender an official receipt for such payment or other evidence that such payment has been made.

          (b)  Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Lender arising directly from Lender's interests in the Loan Documents (other than a tax based on Lender's income), or against any security interest of Lender in the Property, Trustor will pay such tax, assessment, or other charge before delinquency and will indemnify Lender against all loss, expense, or diminution of income in connection therewith. In the event Trustor is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Trustor from doing so, then the Note will, at Lender's option, become due and payable in full upon thirty (30) days' notice to Trustor.

          (c)  Right to Contest. Notwithstanding any other provision of this section, Trustor will not be deemed to be in default solely by reason of Trustor's failure to pay any Impositions so long as, in Lender's judgment, each of the following conditions is satisfied:

              (i)  Trustor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions; and

            (ii)  Nonpayment of such Impositions will not result in the loss or forfeiture of any Property encumbered hereby or any interest of Lender therein.

If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, Trustor will pay the Impositions in question, together with any interest and penalties thereon, within ten (10) days after Lender gives notice of such determination.

        4.5    Maintenance of Insurance.    Trustor shall provide and maintain policies of insurance on the Property in accordance with the Loan Agreement.

        4.6    Lease Obligations.    Trustor represents and warrants to Lender that none of the Property is leased by Trustor to any tenant. In the event there are at any time in the future any leases of all or any part of the Property, Trustor shall perform promptly all of Trustor's obligations under or in connection with each such lease of all or any part of the Property (collectively called the "Leases"). If Trustor receives at any time any written communication from any tenant under any Lease asserting a default by Trustor under any Lease, or purporting to terminate or cancel any Lease, Trustor will promptly forward a copy of such communication (and any subsequent communications relating thereto) to Lender.

        4.7    Recertified Appraisal.    If at any time (a) an Event of Default (as defined below) has occurred, or (b) the Lender is required by law or regulation to obtain a new appraisal, the Lender may require a new appraisal of the Real Property.

        4.8    Management.    Trustor shall obtain Lender's advance written approval of any outside management services provided, and of any contract therefore or assignment thereof, which written approval shall not be unreasonably withheld.

        4.9    Condemnation.    Trustor hereby assigns, transfers and sets over unto Lender the entire proceeds of any award or any claim for damages for any of the Real Property taken or damaged under the power of eminent domain or by condemnation. Lender may elect, in its discretion, to apply the proceeds of the award upon or in reduction of the Secured Obligations, whether due or not.

        4.10    Mechanics' Liens.    Trustor will keep the Real Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, material men, and other such persons in the manner provided in the Loan Agreement.

        4.11    Defense of Actions.    Trustor will defend, at Trustor's expense, any action, proceeding or claim which affects any Property encumbered hereby or any interest of Lender in such Property or in the Secured Obligations, and will indemnify and hold Lender harmless from all loss, damage, cost, or expense, including attorneys' fees, which Lender may incur in connection therewith.

        4.12    Further Assurances; Estoppel Certificates.    Trustor will execute and deliver to Lender upon demand, and pay the costs of preparation and recording thereof, any further documents which Lender may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Trustor will also, within ten (10) days after any request by Lender, deliver to Lender a signed and acknowledged statement certifying to Lender, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Trustor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

        4.13    Parking Requirements.    Trustor shall maintain at all times sufficient parking spaces to comply with the parking requirements of all Leases, zoning and other regulations affecting the Property.

        4.14    Financial Statements and Inspection of Records.    Trustor, at Trustor's expense, shall furnish to Lender the financial and other reports required by the Loan Agreement.

        4.15    Environmental Representations and Warranties.    Trustor has executed for the benefit of the Lender the Environmental Indemnity, the provisions of which are included herein by reference. Trustor shall comply with, observe and perform each of the terms and provisions of the Environmental Indemnity.

        4.16    Change in Name, Location of Collateral, Etc.    Without giving at least thirty (30) days' prior written notice to Lender, the Trustor shall not: (a) change its name, federal employer's identification number, jurisdiction of organization or form of business association; (b) change the location of its place of business (or chief executive office if more than one place of business); or (c) add to or change any location at which any of the Fixtures is stored, held or located.

ARTICLE 5
TRUSTOR'S NEGATIVE COVENANTS

        5.1    Waste.    Trustor will not commit or permit any waste with respect to the Real Property or the Collateral.

        5.2    Zoning and Private Covenants.    Except as specifically provided in the Loan Agreement, if at all, Trustor will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Real Property, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Real Property or any part thereof, without the express written consent of Lender. If under applicable zoning provisions the use of all or any part of the Real Property is or becomes a nonconforming use, Trustor will not cause such use to be discontinued or abandoned without the express written consent of Lender.

        5.3    Disposition of Mortgaged Property, Leases, or Beneficial Interest in Trustor.    It is expressly acknowledged, covenanted and agreed that except as may be permitted in this Deed of Trust that there may be no sale, lease, exchange, assignment, conveyance, encumbrance, mortgage, alienation, transfer or other disposition (herein collectively called a "Disposition") of (a) all or any portion of the Property or any lease thereof (or any interest therein) which gives the lessee any option to purchase the Property or any part thereof, or (b) all or any part of the legal or beneficial ownership interest or management control in Trustor, unless Lender has provided its prior written consent thereto. In the event there occurs a Disposition without Lender's written consent, then Lender may, at Lender's option, accelerate the maturity of the Note and enforce any and all of Lender's rights, remedies and recourses set forth in this Deed of Trust upon the occurrence of an Event of Default. It is acknowledged and agreed that the Lender may withhold, at its sole option, its consent to any Disposition as described above. Lender's failure to respond or otherwise consent within such thirty (30) day period shall be deemed a denial of the request for approval. Lender's failure to exercise its remedies hereunder for a disapproved Disposition shall not be construed as a waiver of Lender's right to subsequently exercise such remedies, and Lender's approval of a Disposition shall not be construed as a waiver of the provisions hereof with respect to any subsequent Disposition. The rights and options herein granted to Lender may be exercised at Lender's sole option and discretion, need not be based upon an increased business risk or any other risk, and are an integral and valuable part of the security given to Lender. Notwithstanding the provisions of this section, Trustor may sell or otherwise convey the Property, or any interest therein, without the consent of Lender provided that all outstanding and unpaid amounts of the Secured Obligations are fully repaid at the time of such sale or conveyance.

        5.4    Further Encumbrance of Property.    Trustor will not create, place or permit to be created or placed or allow to remain against the Real Property or the Fixtures any mortgage or deed of trust, regardless of whether the same is expressly subordinate to the liens and security interests imposed hereby or by any other instruments securing the Secured Obligations and Trustor shall not encumber the Property without the prior written consent of Lender.

        5.5    Transfer or Removal of Fixtures.    Trustor will not sell, transfer or remove from the Real Property all or any material part of the Fixtures, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

        5.6    Further Encumbrance of Collateral.    Trustor will not create or permit any junior lien, security interest or other encumbrance against the Collateral (except pursuant to the Existing Credit Agreement as in effect on the date of this Deed of Trust) without the prior written consent of Lender.

        5.7    Improper Use of Property or Collateral.    Trustor will not use the Real Property or the Collateral for any purpose or in any manner, or take any action with respect to the Real Property or the Collateral which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

ARTICLE 6
EVENTS OF DEFAULT

        Each of the following events will constitute a default (an "Event of Default") under this Deed of Trust and under each of the other Loan Documents:

        6.1    Failure to Pay.    Default shall be made in the payment of any installment of principal or interest on the Note or any other sum under the Loan Documents when due (after giving consideration to any grace period which may be applicable under such document).

        6.2    Insolvency.    The dissolution or termination of, or the insolvency of, Borrower, the appointment of a receiver for any part of Borrower's property, any general assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        6.3    Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Secured Obligations, or by any governmental agency

        6.4    Judgment.    A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Real Property or a material part of the Collateral, or any judgment involving monetary damages shall be entered against Borrower which shall become a lien on the Real Property or the Collateral or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within sixty (60) days after its entry or levy.

        6.5    Superior Lien Against the Property.    The assertion of any claim of priority over this Deed of Trust, by title, lien, or otherwise in any legal, administrative, or equitable proceeding, unless such assertion be withdrawn, or effective action satisfactory to Lender commenced (and thereafter diligently prosecuted) and Lender is secured against any loss or damage therefrom, within thirty (30) days of the assertion of such claim.

        6.6    Abandonment.    The actual or constructive abandonment of all or a substantial portion of the Real Property or the Collateral (such abandonment constituting an assignment to Lender, at Lender's option, of Borrower's interest in any lease or contract now or hereafter affecting the abandoned property).

        6.7    Valid First Lien.    The failure of Lender to have a valid first lien against the entire Real Property and Collateral as to all advances made now or at any time in the future pursuant to the Note, this Deed of Trust, or any other Loan Documents or the Note, the Deed of Trust or any of the Loan Documents ceases to be in full force and effect (including failure of any security agreement to create a valid and perfected security interest) at any time and for any reason.

        6.8    Breach of Lease.    Trustor shall be in default under any Lease and such default shall continue for 30 calendar days after notice thereof by Lender to the Trustor and the lender or agent for the lenders, as applicable, under the Existing Credit Agreement; provided, however, that in the event that such default is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Trustor shall have such longer period of time as Trustor reasonably requires to cure such default so long as Trustor commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.9    Other Defaults.    Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition contained in the Note, this Deed of Trust or any other Loan Documents (and such failure shall not constitute an Event of Default under any of the other provisions of this section entitled "EVENTS OF DEFAULT") and such failure to comply shall continue for 30 calendar days after notice thereof to the Borrower by the Lender; provided, however, that in the event that such failure to comply is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such failure to comply so long as Borrower commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.10    Default in Favor of Third Parties.    Should Borrower default under any of the following in connection with a transaction the total value of which is equal to or greater than $1,000,000.00: any loan, extension of credit, or agreement executed in connection with security for a loan or extension of credit, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Secured Obligations or perform its obligations under the Note or any of the Loan Documents or Trustor's ability to perform it obligations under this Deed of Trust.

        6.11    False Statements.    Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading in any material respect at any time thereafter.

ARTICLE 7
BANK'S REMEDIES

        Immediately upon or any time after the occurrence of any Event of Default hereunder, Lender may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Lender may determine in Lender's sole discretion:

        7.1    Performance of Defaulted Obligations.    Lender may make any payment or perform any other obligation under the Loan Documents which Trustor has failed to make or perform, and Trustor hereby irrevocably appoints Lender as the true and lawful attorney-in-fact for Trustor to make any such payment and perform any such obligation in the name of Trustor, which appointment is coupled with Lender's interest in the Real Property and the Collateral. All payments made and expenses (including attorneys' fees and legal assistant's fees) incurred by Lender in this connection, together with interest thereon at the Default Rate, as set forth in the Note, from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Trustor to Lender.

        7.2    Specific Performance and Injunctive Relief.    Notwithstanding the availability of legal remedies, Lender will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Trustor to cure or refrain from repeating any default.

        7.3    Acceleration of Secured Obligations.    Lender may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

        7.4    Possession of Property.    Lender may enter and take possession of the Real Property and the Collateral without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Real Property and the Collateral, and may complete the development and construction described in the Loan Agreement with respect to all or any part of the Real Property or the Collateral, either in Lender's name or in the name of Trustor.

        7.5    Enforcement of Security Interests.    Lender may exercise all rights of a secured party under the Code with respect to the Collateral, including without limitation the right to recover any deficiency in the manner and to the full extent provided by California law. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Lender's giving of such notice to Trustor at least fifteen (15) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. If permitted by statute or court decision, the Collateral may be sold by the Trustee as part of the foreclosure sale of the Real Property.

        7.6    Foreclosure by Sale.    Upon an Event of Default under this Deed of Trust, Lender may declare the entire Indebtedness evidenced by the Note and secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record. Lender also shall deposit with Trustee this Deed of Trust, the Note, other documents requested by Trustee, and all documents evidencing expenditures secured hereby. After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Borrower, Trustee or Lender may purchase at such sale. After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

        7.7    Judicial Foreclosure.    With respect to all or any part of the Real Property, Lender shall have the right in lieu of foreclosure by power of sale to foreclose by judicial foreclosure in accordance with and to the full extent provided by California law.

        7.8    Collect Rents.    Lender shall have the rights described below in Article 8.

        7.9    Tenancy at Sufferance.    If Trustor remains in possession of the Real Property after the Property is sold as provided above or a Lender otherwise becomes entitled to possession of the Property upon default of Borrower, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

        7.10    Other Remedies.    Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

        7.11    Sale of the Property.    To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshaled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

        7.12    No Contradiction of Law.    Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Lender or by Trustee or any officer conducting the foreclosure sale shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by California law, and any such inconsistency shall be resolved in favor of California law applicable at the time of foreclosure.

        7.13    Appointment of Receiver.    Lender shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property, the Leases, and the Rents upon ex parte application to any court of competent jurisdiction. Trustor waives any right to any hearing or notice of hearing prior to the appointment of a receiver.

        7.14    Right to Make Repairs, Improvements.    Should any part of the Property come into the possession of Lender or a receiver, whether before or after an Event of Default, Lender or the receiver and receiver's agents shall be empowered:

          (a)  To take possession of the Property, Leases, Rents and any business conducted by Trustor or any other person thereon and any business assets used in connection therewith and any Property in which Lender has a security interest granted by Trustor and, if the receiver deems it appropriate, to operate the same;

          (b)  To exclude Trustor and Trustor's agents, servants, and employees from the Real Property;

          (c)  With or without taking possession of the Real Property, to collect the Rents, including those past due and unpaid and security deposits;

          (d)  To rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as the Lender shall, and to pay any leasing or rental commissions associated therewith in its discretion, determine;

          (e)  To continue the development, marketing and sale of the Property or any portion thereof;

          (f)    To complete any construction or development which may be in progress;

          (g)  To do such maintenance and make such repairs and alterations as the receiver deems necessary;

          (h)  To use all stores of materials, supplies and maintenance equipment on the Real Property and to replace and replenish such items at the expense of the receivership estate;

          (i)    To pay the operating expenses of the Property, including costs of management and leasing or marketing thereof (which shall include lease commissions, sale commissions), payments under contracts and agreements for development and construction;

          (j)    To pay all taxes and assessments against the Property and any property which is collateral for the Secured Obligations, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance;

          (k)  To borrow from the Lender such funds as may be reasonably necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and the Lender, but not in excess of the Default Rate under the Note; and

          (l)    Generally do anything which Trustor could legally do if Trustor were in possession of the Property.

          (m)  All expenses incurred by the receiver or the receiver's agent shall constitute part of the Secured Obligations. Any Rents collected by the receiver shall be applied first to the expenses of the receivership (including attorneys' fees incurred by the receiver and by Lender), to expenses of the Property, and to preserve, protect, maintain and operate the Property and any other collateral which is security for the Secured Obligations, and the balance shall be applied toward the Secured Obligations or any deficiency which may result from any foreclosure sale, and then in such other manner as the court may direct. Unless sooner terminated with the express consent of the Lender, any such receivership will continue until all amounts remaining due under the Note have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired, and in either case, the court has discharged the receiver. Trustor covenants to promptly reimburse and pay to Lender or such receiver, at the place where the Note is payable, or at such other place as may be designated in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Lender or such receiver in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Lender or such receiver at the Default Rate, as set forth in the Note, and all such expenses, costs, taxes, interest, and other charges shall be part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Trustor and, except for Lender's or such receiver's willful misconduct or gross negligence, Lender or such receiver shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured, or to complete development.

        7.15    Further Assurances.    Upon issuance of a deed or deeds pursuant to foreclosure of this Deed of Trust, all right, title, and interest of the Trustor in and to any Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Trustor. Trustor hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose. But nothing contained herein shall prevent Lender from terminating any subordinated Lease not approved by the Lender through such foreclosure.

        7.16    Intercreditor Agreement.    The rights and remedies of the Lender hereunder are subject to the provisions of the Intercreditor Agreement.

ARTICLE 8
ASSIGNMENT OF RENTS

        8.1    Assignment of Rents.    To further secure the Secured Obligations, Trustor does hereby sell, assign and transfer unto the Lender all rents, now due and which may hereafter become due under or by virtue of any Leases or tenancies (collectively "Rents "), whether written or verbal, or any letting of, or of any agreement for the sale, or occupancy of the Real Property or any part thereof, and all proceeds thereof, now or hereafter existing, whether or not with the Lender's approval. The Trustor does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead (with or without taking possession of the Property) to collect all of said Rents arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the Leases, or other similar agreements, written or verbal, which may hereafter exist on the Property, on the condition that Lender hereby grants to Trustor a license to collect and retain such Rents (but expressly not including the right to collect any rents more than one (1) month in advance or any amount to prepay, terminate, or "buy out" any Leases prior to the occurrence of any Event of Default under the Loan Documents. Trustor expressly covenants to apply the Rents received, after application for operating expenses permitted hereunder, to payment of the Secured Obligations as and when the same become due and in compliance with the Loan Documents. Such license shall be revocable by Lender without notice to Trustor at any time upon or after an Event of Default under the Loan Documents, and immediately upon any such revocation, Lender shall be entitled to receive, and Trustor shall deliver to Lender, any and all Rents theretofore collected by Trustor which remain in the possession or control of Trustor and all Leases, and other such agreements. It is the intention of the Trustor to create and grant, and it is the intention of Lender to create and receive, a present and absolute assignment of all of the Leases, similar agreements, Rents now due or which may hereafter become due, pursuant to California Civil Code Section 2938, but it is agreed that the Lender's right to collect the Rents is conditioned upon the existence of an Event of Default under the Loan Documents. Failure of Lender at any time or from time to time to enforce its rights under this ARTICLE 8 shall not in any manner prevent its subsequent enforcement, and Lender is not obligated to collect anything hereunder, but is accountable only for sums collected. Nothing contained herein shall be construed as constituting the Lender a mortgagee in possession in the absence of the taking of actual possession of the Property by the Lender pursuant to Section 8.7 (Lender's Right of Possession In Case of Default) hereof. In the exercise of the powers herein granted to the Lender, no liability shall be asserted or enforced against the Lender, all such liability being expressly waived and released by Trustor. Notwithstanding any of the provisions of this section, none of the provisions hereof shall cause or effect the sale, transfer and assignment of revenues arising from the conduct of Trustor's business on the Real Property.

        8.2    Covenants Regarding Leases.    Trustor agrees:

          (a)  Not to execute any Leases affecting the Property or any part thereof without the prior written consent of Lender;

          (b)  Not to collect any of the Rents for more than one (1) month in advance of the time when the same become due under the terms thereof;

          (c)  Not to discount any future accruing Rents;

          (d)  Not to execute any other assignments of any Leases or any interest therein or any of the Rents there under;

          (e)  That notwithstanding any variation of the terms of the Deed of Trust or any extension of time for payment there under or any release of part or parts of the Property, the Leases, Rents hereby assigned, insofar as they relate to the unreleased Property, shall continue as additional security in accordance with the terms hereof;

          (f)    To hold and account for all down payment or earnest money deposits in the manner provided for under any state or local laws or ordinances applicable to the Property or under the Loan Documents; and

          (g)  To perform all of the Trustor's covenants and agreements under the Leases and not to suffer or permit to occur any release of liability of the lessees or purchasers.

        8.3    Representations Regarding Leases.    Trustor represents and warrants that at the time of the execution of this Deed of Trust by Trustor, there are no Leases and Trustor has no present intention of entering into any Leases.

        8.4    Further Assignments.    Trustor shall give Lender at any time upon demand any further or additional forms of assignment of transfer of Rents, leases and security as may be reasonably requested by Lender, and shall deliver to Lender executed copies of all such leases and security.

        8.5    Authority of Lender.    Any tenants or occupants of any part of the Real Property pursuant to any Leases that may come into existence are hereby authorized to recognize the claims of Lender hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of indebtedness owing to Lender, or the existence of a Default or Event of Default under any Loan Document, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of Lender or a receiver shall be sufficient for the exercise of any rights under this ARTICLE 8 and the sole receipt of Lender or a receiver for any sums received shall be a full discharge and release therefore to any such tenant or occupant of the Real Property; and Trustor hereby releases each such tenant and occupant or purchaser which makes payments to Lender under this ARTICLE 8 from any liability under the applicable Lease or occupancy agreement. Checks for all or any part of the rentals collected under this ARTICLE 8 shall be drawn to the exclusive order of Lender or such receiver.

        8.6    Indemnification of Lender.    Nothing herein contained shall be deemed to obligate Lender to perform or discharge any obligation, duty, or liability of lessor under any Lease of the Real Property, and Trustor shall and does hereby indemnify and hold Lender harmless from any and all liability, loss, or damage which Lender may or might incur under any Lease of the Real Property or by reason of this assignment; and any and all such liability, loss, or damage incurred by Lender, together with the costs and expenses, including reasonable attorneys' fees, incurred by Lender in defense of any claims or demands therefore (whether successful or not), shall be additional Secured Obligations, and Trustor shall reimburse Lender therefore on demand.

        8.7    Lender's Right of Possession in Case of Default.    In any case in which under the provision of this Deed of Trust, the Lender has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale there under, promptly upon demand of Lender, Trustor shall surrender to Lender and Lender shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Lender in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Real Property, together with all documents, books, records, papers and accounts of the Trustor or then owners of the Real Property relating thereto, and may exclude the Trustor, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of the Trustor, or in its own name as Lender and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the rents, of the Real Property.

        8.8    Severability and Survival.    The provisions of this ARTICLE 8 shall survive the foreclosure of the lien of this Deed of Trust and the exercise of the power of sale granted under this Deed of Trust until the expiration of all periods of redemption following any such foreclosure or sale and thereafter with respect to all Rents arising prior to or attributable to the period prior to the expiration of all such redemption periods.

ARTICLE 9
TRUSTEE

        9.1    Powers and Obligations of Trustee.    The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

        9.2    Powers of Trustee.    In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

        9.3    Obligations to Notify.    Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Borrower, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

        9.4    Trustee.    Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

        9.5    Successor Trustee.    Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of LOS ANGELES County, California. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

        9.6    Notices to Trustor and other Parties.    Any notice under this Deed of Trust shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. For notice purposes, Trustor agrees to keep Lender and Trustee informed at all times of Trustor's current address. Each Trustor requests that copies of any notices of default and sale be directed to Trustor's address shown near the beginning of this Deed of Trust. Unless otherwise provided or required by law, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

        9.7    Statement of Obligation.    Lender may collect a fee, in an amount not to exceed the statutory maximum, for furnishing the statement of obligation as provided by Section 2943 of the Civil Code of California.

ARTICLE 10
ACCOMMODATION DEED OF TRUST

        With respect to Laars, to the extent it has provided security for the benefit of Water Pik pursuant to its grant of this Deed of Trust, Laars agrees that until all indebtedness secured by this Deed of Trust shall have been paid in full, and no commitment on the part of the Lender to make future advances or extend credit either to Laars or Water Pik exists, Laars shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against any person liable for the Indebtedness secured by this Deed of Trust, and waives any benefit of, any right to participate in any security now or hereafter held by Lender and without limiting the generality of the foregoing, Laars specifically waives and relinquishes as against Lender any defense or benefit otherwise available to Laars should Lender make an election of remedies as against any person liable for the Indebtedness

(and irrespective of the circumstances or manner in which or whereby such election is made) which destroys or impairs Laars' subrogation rights or rights to proceed against any person liable for the indebtedness secured hereby for reimbursement and, further, to the extent Laars may be deemed a guarantor hereunder, such "guarantor" waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as non-judicial foreclosure with respect to security for a "guaranteed" obligation, has destroyed the "guarantor's" rights of subrogation and reimbursement against Water Pik by the operation of Section 580d of the California Code of Civil Procedure or otherwise. This is an unconditional waiver of any rights and defenses Laars may have because Water Pik's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. Laars assumes the responsibility for being and keeping itself informed of the financial condition of Water Pik and of all other circumstances bearing upon the risk of nonpayment of the indebtedness secured hereby which diligent inquiry would reveal, and agrees that Lender shall have no duty to advise Laars of information known to it regarding such condition or circumstances.

ARTICLE 1
MISCELLANEOUS PROVISIONS

        11.1    Time of the Essence.    Time is of the essence with respect to all provisions of this Deed of Trust.

        11.2    Rights and Remedies Cumulative.    Lender's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Lender under each of the other Loan Documents and those otherwise available to Lender at law or in equity. No act of Lender shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender.

        11.3    No Implied Waivers.    Lender shall not be deemed to have waived any provision of this Deed of Trust unless such waiver is in writing and is signed by Lender. Without limiting the generality of the preceding sentence, neither Lender's acceptance of any payment with knowledge of a default by Borrower, nor any failure by Lender to exercise any remedy following a default by Borrower shall be deemed a waiver of such default, and no waiver by Lender of any particular default on the part of Borrower shall be deemed a waiver of any other default or of any similar default in the future.

        11.4    No Third Party Rights.    No person shall be a third party beneficiary of any provision of this Deed of Trust. All provisions of this Deed of Trust favoring Lender are intended solely for the benefit of Lender, and no third party shall be entitled to assume or expect that Lender will or will not waive or consent to modification of any such provision in Lender's sole discretion.

        11.5    Preservation of Liability and Priority.    Without affecting the liability of Borrower or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Lender with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Lender may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Lender may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real property or Collateral securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Real Property or the

Collateral shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Lender.

        11.6    Subrogation of Lender.    Lender shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Lender under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

        11.7    Notices.    Any notice required or permitted to be given by Trustor or Lender under this Deed of Trust shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

        If to Trustor:

  Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: Chief Financial Officer
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

  With a copy to:

  Water Pik, Inc. and Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: General Counsel
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

        [notice provisions continue on following page]

        If to Lender:

  U.S. Bank National Association
  4100 Newport Place, Suite 120
  Newport Beach, CA 92660
  Attn: Richard M. McNiven
  Telephone: (949) 863-2307
  Telecopier: (949) 863-2335

  With a copy to:

  Law Offices of Douglas L. Collins
  8491 Sunset Blvd., Suite 360
  Los Angeles, CA 90069
  Attn: Douglas L. Collins, Esq.
  Telephone: (323) 650-2088
  Telecopier: (323) 650-2092

        Any person may change such person's address for notices or copies of notices by giving notice to the other party in accordance with this section.

        11.8    Defeasance.    Upon payment and performance in full of all the Secured Obligations and all costs of releasing this Deed of Trust, Lender will execute and deliver to Trustor such documents as may be required to release this Deed of Trust of record.

        11.9    Illegality.    If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Deed of Trust, the legality, validity, and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Deed of Trust shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

        11.10    Obligations Binding Upon Trustor's Successors.    This Deed of Trust is binding upon Trustor and Trustor's successors and assigns, including all grantees and remote grantees of any interest of Trustor in the Property, and shall inure to the benefit of Lender, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Trustor in this Deed of Trust shall be joint and several obligations of Trustor and Trustor's successors and assigns.

        11.11    Governing Law.    The laws of the State of California shall govern the validity, construction, enforcement, and interpretation of this Deed of Trust, without regard to principles of conflicts of laws.

        11.12    Survival.    This Deed of Trust shall survive foreclosure of the liens created hereby, to the extent necessary to fulfill its purposes.

        11.13    Multiple Parties    All obligations of Borrower hereunder shall be joint and several and all references to "Borrower" shall mean each and every Borrower. That means that each and every entity or person executing this Deed of Trust below as a Borrower is responsible for all of Borrower's obligations in this Deed of Trust.

Signed and delivered as of the date first mentioned above.

Laars, Inc., a Delaware corporation

By:
Victor C. Streufert Vice President—Finance, Chief Financial Officer, and Treasurer

Exhibit 4.17
(Part D)

MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND
ASSIGNMENT OF RENTS

        THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTS (this "Mortgage") is given as of the 22nd day of October, 2001, by the Borrower, as mortgagor, named below to the Lender named below, as mortgagee.

ARTICLE 1
PARTIES, PROPERTY, AND DEFINITIONS

        The following terms and references shall have the meanings indicated:

        1.1    Borrower:    Water Pik, Inc., a Delaware corporation ("Water Pik") and Laars, Inc., a Delaware corporation ("Laars"), individually and collectively, the legal address of each of which is 23 Corporate Plaza, Suite 246, Newport Beach, CA 92660, together with any future owner of the Property or any part thereof or interest therein.

        1.2    Lender:    U.S. Bank National Association, whose legal address is 4100 Newport Place, Suite 120, Newport Beach, CA 92660, together with any legal holder of the Note.

        1.3    Note:    The Promissory Note of even date herewith, executed by Borrower and payable to the order of Lender in the principal face amount of $2,250,000.00, the last payment under which is due on September 30, 2008, unless such due date is extended or accelerated, together with all renewals, extensions, and modifications of the Note. All terms and provisions of the Note are incorporated by this reference in this Mortgage.

        1.4    Loan Agreement:    The Loan Agreement dated October 22, 2001 executed by Borrower and the Lender, and all renewals, extensions, and modifications thereof. All capitalized terms not otherwise defined herein shall bear the meaning given to them in the Loan Agreement.

        1.5    Existing Credit Agreement:    The Restated Credit Agreement dated as of November 29, 1999 among Borrower, certain guarantors named therein, certain lenders named therein and The Chase Manhattan Bank, as agent, as amended, modified or supplemented from time to time, and any successor revolving credit or loan agreement to the current Existing Credit Agreement.

        1.6    Real Property:    The real property described in Exhibit A, attached hereto and by this reference incorporated herein, together with all right, title and interest of Borrower in the following with respect to the real property, whether now owned or hereafter acquired by Borrower:

          (a)  All improvements now or hereafter located on such real property and all easements and appurtenances thereto;

          (b)  The land lying within any street or roadway adjoining the real property; any vacated or hereafter vacated street or alley adjoining the real property; and any strips and gores adjoining the real property;

          (c)  All and singular the passages, waters, water rights (whether tributary or non-tributary or not non-tributary), water courses, riparian rights, wells, well permits, water stock, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the real property, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof; and

        1.7    Fixtures:    All "fixtures," as such term is defined in the Uniform Commercial Code of New Hampshire (whether actually or constructively attached or incorporated, and including all trade, domestic, and ornamental fixtures) now or hereafter located in, upon, or under such real property or improvements and used or usable in connection with any present or future operation thereof but excluding all fixtures that are equipment and are used specifically for the operation and conduct of the business of Borrower on the Real Property.

        1.8    Intangible Personalty:    All right, title and interest of the Borrower in and to the following, with respect to the Real Property:

          (a)  all of the rents of and from the use, operation, or enjoyment of such real property and improvements (collectively, the "Rent Income"), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Borrower, but excluding all revenues that arise from the operation and conduct of the business of Borrower on the Real Property;

          (b)  all plans and specifications for the improvements on the real property; soil, environmental, engineering, land planning maps, surveys and other studies and reports concerning the real property or prepared for the orderly planning and development of the real property, including all plans, drawings and studies concerning the platting or replatting of the real property; all contracts and subcontracts relating to the improvements on the real property, or any thereof;

          (c)  all awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, casualty or injury to, or decrease in the value of, any of such real property, including without limitation all property insurance payments, proceeds and policies related to such real property;

          (d)  all of the licenses, permits, franchises, and other entitlements to use and all rights thereto which have been issued by or which are pending before any governmental or quasi-governmental agency which are necessary or appropriate for the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property;

          (e)  all water taps, sewer taps, building permits, curb cut permits, storm water discharge permits;

          (f)    all of Borrower's rights in and to contract rights, leases, concessions, operating systems, warranties, licenses, plans, drawings and other items of intangible personal property solely relating to the ownership or operation of the Real Property but excluding all such items that are used specifically for the operation and conduct of the business of Borrower on the Real Property.

        1.9    Property:    The Real Property, the Fixtures and the Intangible Personalty are sometimes collectively called the "Property." All of the Real Property, Fixtures and Intangible Personalty, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Mortgage be deemed to be real estate and conveyed and mortgaged hereby.

        1.10    Any capitalized terms not otherwise defined in this Mortgage and not defined in the Loan Agreement, shall bear the meaning given to them in Article 9 of the Code (as defined below).

        1.11    Secured Obligations:    The Property is granted and shall be held for the purpose of securing the following (the "Secured Obligations"):

          (a)  The payment of the indebtedness as evidenced in the Note;

          (b)  The performance and observance of all terms, covenants, conditions, and provisions to be performed or observed by the Borrower pursuant to the terms of:

              (i)  this Mortgage,

            (ii)  UCC-1 financing statements required to perfect the Lender's security interest in the Intangible Personalty and Fixtures as granted by this Mortgage (the "Financing Statement"),

            (iii)  the Certificate and Indemnity Regarding Hazardous Substances (the "Environmental Indemnity") of even date herewith relating to the Real Property executed by Borrower,

            (iv)  the Loan Agreement as such agreement relates to the loan evidenced by the Note and to the Property, and

            (v)  any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, assignments (both present and collateral), and side letters related to the loan evidenced by the Note and to the Property, as the same may be amended, modified or supplemented from time to time (collectively, the "Related Agreements").

The Note, this Mortgage, Financing Statement, Environmental Indemnity, Related Agreements, Loan Agreement, and any and all other documents or instruments executed in connection with the foregoing to evidence or secure the Note shall be hereinafter collectively called the "Loan Documents".

        The payment of all sums expended or advanced by Lender pursuant to the terms hereof.

        1.12    Intercreditor Agreement:    That certain Intercreditor Agreement of even date herewith by and between Lender and The Chase Manhattan Bank, as Agent under the Existing Credit Agreement.

ARTICLE 2
GRANTING CLAUSE

        2.1    Grant to Lender.    As security for the Secured Obligations, Borrower, as mortgagor, hereby grants the Real Property to Lender, as mortgagee, with power of sale, subject to all provisions hereof for consideration paid by Lender, the receipt and sufficiency of which Borrower does hereby acknowledge.

        2.2    Security Interest to Lender.    As additional security for the Secured Obligations, Borrower hereby grants to Lender a security interest in the Fixtures and in the Intangible Personalty (collectively, the "Collateral"). To the extent any of the Collateral may be or has been acquired with funds advanced by Lender under the Loan Documents, this security interest is a purchase money security interest. This Mortgage constitutes a Security Agreement under the Uniform Commercial Code of New Hampshire (the "Code") with respect to any part of the Collateral that may or might now or hereafter be or be deemed to be personal property; all of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Mortgage but shall be in addition thereto:

          (a)  The Collateral shall be used by Borrower solely for business purposes, being installed upon or owned in connection with the Real Property for Borrower's own use or as the equipment and furnishings furnished by Borrower, as owner, to tenants of the Real Property;

          (b)  No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office except financing statements filed in connection with the Existing Credit Agreement (the effect of which shall be modified pursuant to the Intercreditor Agreement); and Borrower will, at its cost and expense, upon demand, furnish to Lender such further information and will execute and deliver to Lender such financing statements and other documents in form satisfactory to Lender and will do all such acts and things as Lender may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Borrower will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Lender to be necessary or desirable;

          (c)  The terms and provisions contained in this section and in Section 7.5 (Enforcement of Security Interests) of this Mortgage shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

          (d)  This Mortgage constitutes a security agreement and financing statement under the Code with respect to the Collateral. As such, this Mortgage covers all items of the Collateral including all items which are to become fixtures. Borrower is the "Debtor" and Lender is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Mortgage constitutes a financing statement.

        2.3    The Borrower agrees that Lender may, to the extent permitted by applicable law, prepare and file financing statements, amendments thereto, and continuation statements without the signature of the Borrower and file any financing statement, amendment thereto or continuation statement electronically.

ARTICLE 3
BORROWER'S TITLE AND AUTHORITY

        3.1    Warranty of Title.    Borrower represents and warrants to Lender that Borrower has good and marketable title to the Real Property in fee simple absolute, subject only to the lien of general taxes for the current year, a lien due and payable, but not yet delinquent, and those additional matters, if any, set forth in Exhibit B, attached hereto and by this reference incorporated herein ("Permitted Exceptions"). Borrower further represents and warrants to Lender that Borrower is the absolute owner of the Collateral, free of any liens, encumbrances, security interests, and other claims whatsoever, except insofar as the Collateral may be encumbered by the lien of general taxes for the current year, a lien due and payable, but not yet delinquent and except for liens granted to the lenders under the Existing Credit Agreement as in effect on the date of this Deed of Trust. Borrower, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular, all of the Property and property interest granted and conveyed in trust pursuant to this Mortgage, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject to the Permitted Exceptions and other exceptions described in this section. The warranties contained in this section shall survive foreclosure of this Mortgage, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Real Property or the Collateral pursuant to any such foreclosure.

        3.2    Waiver of Homestead and Other Exemptions.    To the extent permitted by law, Borrower hereby waives all rights to any homestead or other exemption to which Borrower would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

        3.3    Due Authorization.    If Borrower is other than a natural person, then each individual who executes this document on behalf of Borrower represents and warrants to Lender that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Borrower.

ARTICLE 4
BORROWER'S AFFIRMATIVE COVENANTS

        4.1    Payment of Note.    Borrower will pay all principal, interest, and other sums payable under the Note, the Loan Agreement or this Mortgage or the Loan Documents, on the date when such payments are due, without notice or demand.

        4.2    Performance of Other Obligations.    Borrower will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Borrower by the terms of the Loan Documents.

        4.3    Other Encumbrances.    Borrower will promptly and strictly perform and comply with all covenants, conditions, and prohibitions required of Borrower in connection with any other encumbrance affecting the Real Property or the Collateral, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof. This paragraph does not authorize any lien or encumbrance against the Real Property or the Collateral except as permitted by Section 3.1 or with the prior written consent of the Lender as provided in this Mortgage.

        4.4    Payment of Taxes.

          (a)  Property Taxes. Borrower will pay, before delinquency, all taxes and assessments, including without limitation, general, special and metropolitan district taxes, water charges, sewer service charges (collectively, the "Impositions"), which may be levied or imposed at any time against Borrower's interest and estate in the Real Property or the Collateral. Within 10 days after request by Lender, Borrower will deliver to Lender an official receipt for such payment or other evidence that such payment has been made.

          (b)  Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Lender arising directly from Lender's interests in the Loan Documents (other than a tax based on Lender's income), or against any security interest of Lender in the Property, Borrower will pay such tax, assessment, or other charge before delinquency and will indemnify Lender against all loss, expense, or diminution of income in connection therewith. In the event Borrower is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Borrower from doing so, then the Note will, at Lender's option, become due and payable in full upon thirty (30) days' notice to Borrower.

          (c)  Right to Contest. Notwithstanding any other provision of this section, Borrower will not be deemed to be in default solely by reason of Borrower's failure to pay any Impositions so long as, in Lender's judgment, each of the following conditions is satisfied:

              (i)  Borrower is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions; and

            (ii)  Nonpayment of such Impositions will not result in the loss or forfeiture of any Property encumbered hereby or any interest of Lender therein.

If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, Borrower will pay the Impositions in question, together with any interest and penalties thereon, within ten (10) days after Lender gives notice of such determination.

        4.5    Maintenance of Insurance.    Borrower shall provide and maintain policies of insurance on the Property in accordance with the Loan Agreement.

        4.6    Lease Obligations.    Borrower represents and warrants to Lender that none of the Property is leased by Borrower to any tenant. In the event there are at any time in the future any leases of all or any part of the Property, Borrower shall perform promptly all of Borrower's obligations under or in connection with each such lease of all or any part of the Property (collectively called the "Leases"). If Borrower receives at any time any written communication from any tenant under any Lease asserting a default by Borrower under any Lease, or purporting to terminate or cancel any Lease, Borrower will promptly forward a copy of such communication (and any subsequent communications relating thereto) to Lender.

        4.7    Recertified Appraisal.    If at any time (a) an Event of Default (as defined below), or (b) the Lender is required by law or regulation to obtain a new appraisal, the Lender may require a new appraisal of the Real Property.

        4.8    Management.    Borrower shall obtain Lender's advance written approval of any outside management services provided, and of any contract therefore or assignment thereof, which written approval shall not be unreasonably withheld.

        4.9    Condemnation.    Borrower hereby assigns, transfers and sets over unto Lender the entire proceeds of any award or any claim for damages for any of the Real Property taken or damaged under the power of eminent domain or by condemnation. Lender may elect, in its discretion, to apply the proceeds of the award upon or in reduction of the Secured Obligations, whether due or not.

        4.10    Mechanics' Liens.    Borrower will keep the Real Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, material men, and other such persons in the manner provided in the Loan Agreement.

        4.11    Defense of Actions.    Borrower will defend, at Borrower's expense, any action, proceeding or claim which affects any Property encumbered hereby or any interest of Lender in such Property or in the Secured Obligations, and will indemnify and hold Lender harmless from all loss, damage, cost, or expense, including attorneys' fees, which Lender may incur in connection therewith.

        4.12    Further Assurances; Estoppel Certificates.    Borrower will execute and deliver to Lender upon demand, and pay the costs of preparation and recording thereof, any further documents which Lender may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Borrower will also, within ten (10) days after any request by Lender, deliver to Lender a signed and acknowledged statement certifying to Lender, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Borrower claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

        4.13    Parking Requirements.    Borrower shall maintain at all times sufficient parking spaces to comply with the parking requirements of all Leases, zoning and other regulations affecting the Property.

        4.14    Financial Statements and Inspection of Records.    Borrower, at Borrower's expense, shall furnish to Lender the financial and other reports required by the Loan Agreement.

        4.15    Environmental Representations and Warranties.    Borrower has executed for the benefit of the Lender the Environmental Indemnity, the provisions of which are included herein by reference. Borrower shall comply with, observe and perform each of the terms and provisions of the Environmental Indemnity.

        4.16    Change in Name, Location of Collateral, Etc.    Without giving at least thirty (30) days' prior written notice to Lender, the Borrower shall not: (a) change its name, federal employer's identification number, jurisdiction of organization or form of business association; (b) change the location of its place of business (or chief executive office if more than one place of business); or (c) add to or change any location at which any of the Fixtures is stored, held or located.

ARTICLE 5
BORROWER'S NEGATIVE COVENANTS

        5.1    Waste.    Borrower will not commit or permit any waste with respect to the Real Property or the Collateral.

        5.2    Zoning and Private Covenants.    Except as specifically provided in the Loan Agreement, if at all, Borrower will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Real Property, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Real Property or any part thereof, without the express written consent of Lender. If under applicable zoning provisions the use of all or any part of the Real Property is or becomes a nonconforming use, Borrower will not cause such use to be discontinued or abandoned without the express written consent of Lender.

        5.3    Disposition of Mortgaged Property, Leases, or Beneficial Interest in Borrower.    It is expressly acknowledged, covenanted and agreed that except as may be permitted in this Mortgage that there may be no sale, lease, exchange, assignment, conveyance, encumbrance, mortgage, alienation, transfer or other disposition (herein collectively called a "Disposition") of (a) all or any portion of the Property or any lease thereof (or any interest therein) which gives the lessee any option to purchase the Property or any part thereof, or (b) all or any part of the legal or beneficial ownership interest or management control in Borrower, unless Lender has provided its prior written consent thereto. In the event there occurs a Disposition without Lender's written consent, then Lender may, at Lender's option, accelerate the maturity of the Note and enforce any and all of Lender's rights, remedies and recourses set forth in this Mortgage upon the occurrence of an Event of Default. It is acknowledged and agreed that the Lender may withhold, at its sole option, its consent to any Disposition as described above. Lender's failure to respond or otherwise consent within such thirty (30) day period shall be deemed a denial of the request for approval. Lender's failure to exercise its remedies hereunder for a disapproved Disposition shall not be construed as a waiver of Lender's right to subsequently exercise such remedies, and Lender's approval of a Disposition shall not be construed as a waiver of the provisions hereof with respect to any subsequent Disposition. The rights and options herein granted to Lender may be exercised at Lender's sole option and discretion, need not be based upon an increased business risk or any other risk, and are an integral and valuable part of the security given to Lender. Notwithstanding the provisions of this section, Borrower may sell or otherwise convey the Property, or any interest therein, without the consent of Lender provided that all outstanding and unpaid amounts of the Secured Obligations are fully repaid at the time of such sale or conveyance.

        5.4    Further Encumbrance of Property.    Borrower will not create, place or permit to be created or placed or allow to remain against the Real Property or the Fixtures any mortgage or deed of trust, regardless of whether the same is expressly subordinate to the liens and security interests imposed hereby or by any other instruments securing the Secured Obligations and Borrower shall not encumber the Property without the prior written consent of Lender.

        5.5    Transfer or Removal of Fixtures.    Borrower will not sell, transfer or remove from the Real Property all or any material part of the Fixtures, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

        5.6    Further Encumbrance of Collateral.    Borrower will not create or permit any junior lien, security interest or other encumbrance against the Collateral (except pursuant to the Existing Credit Agreement, as in effect on the date of this Deed of Trust) without the prior written consent of Lender.

        5.7    Improper Use of Property or Collateral.    Borrower will not use the Real Property or the Collateral for any purpose or in any manner, or take any action with respect to the Real Property or the Collateral which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

ARTICLE 6
EVENTS OF DEFAULT

        Each of the following events will constitute a default (an "Event of Default") under this Mortgage and under each of the other Loan Documents:

        6.1    Failure to Pay.    Default shall be made in the payment of any installment of principal or interest on the Note or any other sum under the Loan Documents when due (after giving consideration to any grace period which may be applicable under such document).

        6.2    Insolvency.    The dissolution or termination of, or the insolvency of, Borrower, the appointment of a receiver for any part of Borrower's property, any general assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        6.3    Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Secured Obligations, or by any governmental agency.

        6.4    Judgment.    A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Real Property or a material part of the Collateral, or any judgment involving monetary damages shall be entered against Borrower which shall become a lien on the Real Property or the Collateral or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within sixty (60) days after its entry or levy.

        6.5    Superior Lien Against the Property.    The assertion of any claim of priority over this Mortgage, by title, lien, or otherwise in any legal, administrative, or equitable proceeding, unless such assertion be withdrawn, or effective action satisfactory to Lender commenced (and thereafter diligently prosecuted) and Lender is secured against any loss or damage therefrom, within thirty (30) days of the assertion of such claim.

        6.6    Abandonment.    The actual or constructive abandonment of all or a substantial portion of the Real Property or the Collateral (such abandonment constituting an assignment to Lender, at Lender's option, of Borrower's interest in any lease or contract now or hereafter affecting the abandoned property).

        6.7    Valid First Lien.    The failure of Lender to have a valid first lien against the entire Real Property and Collateral as to all advances made now or at any time in the future pursuant to the Note, this Mortgage, or any other Loan Documents or the Note, the Mortgage or any of the Loan Documents ceases to be in full force and effect (including failure of any security agreement to create a valid and perfected security interest) at any time and for any reason.

        6.8    Breach of Lease.    Borrower shall be in default under any Lease and such default shall continue for 30 calendar days after notice thereof by Lender to the Borrower and the lender or agent for the lenders, as applicable, under the Existing Credit Agreement; provided, however, that in the event that such default is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such default so long as Borrower commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.9    Other Defaults.    Failure of Borrower to comply with or to perform when due any other term, obligation, covenant or condition contained in the Note, this Mortgage or any other Loan Documents (and such failure shall not constitute an Event of Default under any of the other provisions of this section entitled "EVENTS OF DEFAULT") and such failure to comply shall continue for 30 calendar days after notice thereof to the Borrower by the Lender; provided, however, that in the event that such failure to comply is not capable of being cured (as determined by Lender in its reasonable discretion) within 30 calendar days, then Borrower shall have such longer period of time as Borrower reasonably requires to cure such failure to comply so long as Borrower commences cure within the 30 day period and thereafter diligently pursues cure to completion; and provided, further, that such longer period of time shall in no event exceed 60 calendar days.

        6.10    Default in Favor of Third Parties.    Should Borrower default under any of the following in connection with a transaction the total value of which is equal to or greater than $1,000,000.00: any loan, extension of credit, or agreement executed in connection with security for a loan or extension of credit, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Secured Obligations or perform its obligations under the Note, this Mortgage or any of the Loan Documents.

        6.11    False Statements.    Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading in any material respect at any time thereafter.

ARTICLE 7
LENDER'S REMEDIES

        Immediately upon or any time after the occurrence of any Event of Default hereunder, Lender may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Lender may determine in Lender's sole discretion:

        7.1    Performance of Defaulted Obligations.    Lender may make any payment or perform any other obligation under the Loan Documents which Borrower has failed to make or perform, and Borrower hereby irrevocably appoints Lender as the true and lawful attorney-in-fact for Borrower to make any such payment and perform any such obligation in the name of Borrower, which appointment is coupled with Lender's interest in the Real Property and the Collateral. All payments made and expenses (including attorneys' fees and legal assistant's fees) incurred by Lender in this connection, together with interest thereon at the Default Rate, as set forth in the Note, from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Borrower to Lender.

        7.2    Specific Performance and Injunctive Relief.    Notwithstanding the availability of legal remedies, Lender will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Borrower to cure or refrain from repeating any default.

        7.3    Acceleration of Secured Obligations.    Lender may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

        7.4    Possession of Property.    Lender may enter and take possession of the Real Property and the Collateral without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Real Property and the Collateral, and may complete the development and construction described in the Loan Agreement with respect to all or any part of the Real Property or the Collateral, either in Lender's name or in the name of Borrower.

        7.5    Enforcement of Security Interests.    Lender may exercise all rights of a secured party under the Code with respect to the Collateral, including without limitation the right to recover any deficiency in the manner and to the full extent provided by New Hampshire law. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Lender's giving of such notice to Borrower at least fifteen (15) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. If permitted by statute or court decision, the Collateral may be sold as part of the foreclosure sale of the Real Property.

        7.6    Foreclosure by Sale.    Exercise the statutory power of sale hereinafter granted to Lender or any other right, privilege or remedy available to the Lender hereunder or under the Note or the Loan Documents or any statute or rule of law or equity; all of which are cumulative and may be exercised by the Lender singly, concurrently or successively at the Lender's option, and as often as the occasion therefore shall occur in Lender's opinion, as further described in Article 9 below.

        7.7    Judicial Foreclosure.    With respect to all or any part of the Real Property, Lender shall have the right in lieu of foreclosure by power of sale to foreclose by judicial foreclosure if then available under New Hampshire law.

        7.8    Collect Rents.    Lender shall have the rights described below in Article 8.

        7.9    Tenancy at Sufferance.    If Borrower remains in possession of the Real Property after the Property is sold as provided above or a Lender otherwise becomes entitled to possession of the Property upon default of Borrower, Borrower shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

        7.10    Other Remedies.    Lender shall have any other right or remedy provided in this Mortgage or the Note or by law.

        7.11    Sale of the Property.    To the extent permitted by applicable law, Borrower hereby waives any and all rights to have the Property marshaled. In exercising its rights and remedies, the Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

        7.12    No Contradiction of Law.    Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Lender or others conducting the foreclosure sale shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by New Hampshire law, and any such inconsistency shall be resolved in favor of New Hampshire law applicable at the time of foreclosure.

        7.13    Appointment of Receiver.    Lender shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefore, to the appointment of a receiver for the Property, the Leases, and the Rents upon ex parte application to any court of competent jurisdiction. Borrower waives any right to any hearing or notice of hearing prior to the appointment of a receiver.

        7.14    Right to Make Repairs, Improvements.    Should any part of the Property come into the possession of Lender or a receiver, whether before or after an Event of Default, Lender or the receiver and receiver's agents shall be empowered:

          (a)  To take possession of the Property, Leases, Rents and any business conducted by Borrower or any other person thereon and any business assets used in connection therewith and any Property in which Lender has a security interest granted by Borrower and, if the receiver deems it appropriate, to operate the same;

          (b)  To exclude Borrower and Borrower's agents, servants, and employees from the Real Property;

          (c)  With or without taking possession of the Real Property, to collect the Rents, including those past due and unpaid and security deposits;

          (d)  To rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as the Lender shall, and to pay any leasing or rental commissions associated therewith in its discretion, determine;

          (e)  To continue the development, marketing and sale of the Property or any portion thereof;

          (f)    To complete any construction or development which may be in progress;

          (g)  To do such maintenance and make such repairs and alterations as the receiver deems necessary;

          (h)  To use all stores of materials, supplies and maintenance equipment on the Real Property and to replace and replenish such items at the expense of the receivership estate;

          (i)    To pay the operating expenses of the Property, including costs of management and leasing or marketing thereof (which shall include lease commissions, sale commissions), payments under contracts and agreements for development and construction;

          (j)    To pay all taxes and assessments against the Property and any property which is collateral for the Secured Obligations, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance;

          (k)  To borrow from the Lender such funds as may be reasonably necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and the Lender, but not in excess of the Default Rate under the Note; and

          (l)    Generally do anything which Borrower could legally do if Borrower were in possession of the Property.

          (m)  All expenses incurred by the receiver or the receiver's agent shall constitute part of the Secured Obligations. Any Rents collected by the receiver shall be applied first to the expenses of the receivership (including attorneys' fees incurred by the receiver and by Lender), to expenses of the Property, and to preserve, protect, maintain and operate the Property and any other collateral which is security for the Secured Obligations, and the balance shall be applied toward the Secured Obligations or any deficiency which may result from any foreclosure sale, and then in such other manner as the court may direct. Unless sooner terminated with the express consent of the Lender, any such receivership will continue until all amounts remaining due under the Note have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired, and in either case, the court has discharged the receiver. Borrower covenants to promptly reimburse and pay to Lender or such receiver, at the place where the Note is payable, or at such other place as may be designated in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Lender or such receiver in connection with its custody, preservation, use or operation of the

  Property, together with interest thereon from the date incurred by Lender or such receiver at the Default Rate, as set forth in the Note, and all such expenses, costs, taxes, interest, and other charges shall be part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Borrower and, except for Lender's or such receiver's willful misconduct or gross negligence, Lender or such receiver shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured, or to complete development.

        7.15    Further Assurances.    Upon issuance of a deed or deeds pursuant to foreclosure of this Mortgage, all right, title, and interest of the Borrower in and to any Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Borrower. Borrower hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose. But nothing contained herein shall prevent Lender from terminating any subordinated Lease not approved by the Lender through such foreclosure.

        7.16    Intercreditor Agreement.    The rights and remedies of the Lender hereunder are subject to the provisions of the Intercreditor Agreement.

ARTICLE 8
ASSIGNMENT OF RENTS

        8.1    Assignment of Rents.    To further secure the Secured Obligations, Borrower does hereby sell, assign and transfer unto the Lender all rents, now due and which may hereafter become due under or by virtue of any Leases or tenancies (collectively "Rents "), whether written or verbal, or any letting of, or of any agreement for the sale, or occupancy of the Real Property or any part thereof, and all proceeds thereof, now or hereafter existing, whether or not with the Lender's approval. The Borrower does hereby appoint irrevocably the Lender its true and lawful attorney in its name and stead (with or without taking possession of the Property) to collect all of said Rents arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the Leases, or other similar agreements, written or verbal, which may hereafter exist on the Property, on the condition that Lender hereby grants to Borrower a license to collect and retain such Rents (but expressly not including the right to collect any rents more than one (1) month in advance or any amount to prepay, terminate, or "buy out" any Leases prior to the occurrence of any Event of Default under the Loan Documents. Borrower expressly covenants to apply the Rents received, after application for operating expenses permitted hereunder, to payment of the Secured Obligations as and when the same become due and in compliance with the Loan Documents. Such license shall be revocable by Lender without notice to Borrower at any time upon or after an Event of Default under the Loan Documents, and immediately upon any such revocation, Lender shall be entitled to receive, and Borrower shall deliver to Lender, any and all Rents theretofore collected by Borrower which remain in the possession or control of Borrower and all Leases, and other such agreements. It is the intention of the Borrower to create and grant, and it is the intention of Lender to create and receive, a present and absolute assignment of all of the Leases, similar agreements, Rents now due or which may hereafter become due, pursuant to New Hampshire law, but it is agreed that the Lender's right to collect the Rents is conditioned upon the existence of an Event of Default under the Loan Documents. Failure of Lender at any time or from time to time to enforce its rights under this ARTICLE 8 shall not in any manner prevent its subsequent enforcement, and Lender is not obligated to collect anything hereunder, but is accountable only for sums collected. Nothing contained herein shall be construed as constituting the Lender a mortgagee in possession in the absence of the taking of actual possession of the Property by the Lender pursuant to Section 8.7 (Lender's Right of Possession In Case of Default) hereof. In the exercise of the powers herein granted to the Lender, no liability shall be asserted or enforced against the Lender, all such liability being expressly waived and released by Borrower. Notwithstanding any of the provisions of this section, none of the provisions hereof shall cause or effect the sale, transfer and assignment of revenues arising from the conduct of Borrower's business on the Real Property.

        8.2    Covenants Regarding Leases.    Borrower agrees:

          (a)  Not to execute any Leases affecting the Property or any part thereof without the prior written consent of Lender;

          (b)  Not to collect any of the Rents for more than one (1) month in advance of the time when the same become due under the terms thereof;

          (c)  Not to discount any future accruing Rents;

          (d)  Not to execute any other assignments of any Leases or any interest therein or any of the Rents thereunder;

          (e)  That notwithstanding any variation of the terms of the Mortgage or any extension of time for payment thereunder or any release of part or parts of the Property, the Leases, Rents hereby assigned, insofar as they relate to the unreleased Property, shall continue as additional security in accordance with the terms hereof;

          (f)    To hold and account for all down payment or earnest money deposits in the manner provided for under any state or local laws or ordinances applicable to the Property or under the Loan Documents; and

          (g)  To perform all of the Borrower's covenants and agreements under the Leases and not to suffer or permit to occur any release of liability of the lessees or purchasers.

        8.3    Representations Regarding Leases.    Borrower represents and warrants that at the time of the execution of this Mortgage by Borrower, there are no Leases and Borrower has no present intention of entering into any Leases.

        8.4    Further Assignments.    Borrower shall give Lender at any time upon demand any further or additional forms of assignment of transfer of Rents, leases and security as may be reasonably requested by Lender, and shall deliver to Lender executed copies of all such leases and security.

        8.5    Authority of Lender.    Any tenants or occupants of any part of the Real Property pursuant to any Leases that may come into existence are hereby authorized to recognize the claims of Lender hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of indebtedness owing to Lender, or the existence of a Default or Event of Default under any Loan Document, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of Lender or a receiver shall be sufficient for the exercise of any rights under this ARTICLE 8 and the sole receipt of Lender or a receiver for any sums received shall be a full discharge and release therefore to any such tenant or occupant of the Real Property; and Borrower hereby releases each such tenant and occupant or purchaser which makes payments to Lender under this ARTICLE 8 from any liability under the applicable Lease or occupancy agreement. Checks for all or any part of the rentals collected under this ARTICLE 8 shall be drawn to the exclusive order of Lender or such receiver.

        8.6    Indemnification of Lender.    Nothing herein contained shall be deemed to obligate Lender to perform or discharge any obligation, duty, or liability of lessor under any Lease of the Real Property, and Borrower shall and does hereby indemnify and hold Lender harmless from any and all liability, loss, or damage which Lender may or might incur under any Lease of the Real Property or by reason of this assignment; and any and all such liability, loss, or damage incurred by Lender, together with the costs and expenses, including reasonable attorneys' fees, incurred by Lender in defense of any claims or demands therefore (whether successful or not), shall be additional Secured Obligations, and Borrower shall reimburse Lender therefore on demand.

        8.7    Lender's Right of Possession in Case of Default.    In any case in which under the provision of this Mortgage, the Lender has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale there under, promptly upon demand of Lender, Borrower shall surrender to Lender and Lender shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Lender in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Real Property, together with all documents, books, records, papers and accounts of the Borrower or then owners of the Real Property relating thereto, and may exclude the Borrower, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of the Borrower, or in its own name as Lender and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the rents, of the Real Property.

        8.8    Severability and Survival.    The provisions of this ARTICLE 8 shall survive the foreclosure of the lien of this Mortgage and the exercise of the power of sale granted under this Mortgage until the expiration of all periods of redemption following any such foreclosure or sale and thereafter with respect to all Rents arising prior to or attributable to the period prior to the expiration of all such redemption periods.

ARTICLE 9
FORECLOSURE

        9.1    Lender's Powers.    It is agreed that if Lender elects to exercise the statutory power of sale herein granted to Lender by Borrower, Lender may (subject only to the provisions of RSA 479 or any successor statute of similar import then in effect which governs the foreclosure of New Hampshire mortgages):

          (a)  Hold any foreclosure sale of the Real Property and the Collateral securing the payment and performance of all, or any portion of the indebtedness secured hereby at a public auction or auctions held on, near or in the vicinity of any of the Real Property.

          (b)  Apply the proceeds of any foreclosure sale of all, or any portion of the Real Property and the Collateral to the payment of (i) all costs and expenses thereof, including, but not limited to, attorney's, appraiser's and auctioneer's fees and advertising costs, (ii) the indebtedness of Borrower to Lender secured by this Mortgage including, without limitation, the indebtedness evidenced by, or arising under the Note, in such order of preference and priority as Lender deems appropriate, (iii) any other financial liabilities of Borrower subject only to the senior and superior rights of third persons, if any and (iv) pay over any remaining balance of such proceeds to Borrower or for Lender's account.

          (c)  Offer for sale and sell all, or any combination of the Real Property and Collateral pursuant to New Hampshire RSA 479, as the same may be amended from time to time, as an entirety for one bid or in such lots or item by item for combined bids or separate bids, as appropriate, or any combination of the foregoing which Lender deems to be appropriate and the proceeds of any such entirety or lot sales may be accounted for in one account without making any distinction between the items of security and without assigning to them any proportion of the proceeds thereof, and Borrower hereby waives the application of the equitable doctrine of marshalling or any rule of law or other equitable doctrine of similar import and relinquishes and releases all of Borrower's rights thereunder and the benefits conferred upon Borrower thereby whether now existing or arising hereafter. In the event that Lender elects to exercise the statutory power of sale hereinbefore granted to Lender by selling the Real Property, Fixtures and Collateral in parcels, parts or lots, such foreclosure sale or sales may be held from time to time, and this Mortgage shall remain in full force and effect and such statutory power of sale shall not be fully executed until all of the Real Property, Fixtures and Collateral shall have been sold pursuant thereto.

        9.2    Interpretation of Certain Terms.    In the interpretation of this Mortgage, the following definitions and rules of construction shall apply unless the context of a provision otherwise specifies: the terms "Mortgage Covenants", "statutory conditions" and "statutory power of sale" shall have the same meaning as attributed to such terms by New Hampshire RSA 477:29.

        9.3    Notices to Borrower and other Parties.    Any notice under this Mortgage shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Each Borrower requests that copies of any notices of default and sale be directed to Borrower's address shown near the beginning of this Mortgage. Unless otherwise provided or required by law, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

ARTICLE 10
ACCOMMODATION MORTGAGE

        With respect to Laars, to the extent it has provided security for the benefit of Water Pik pursuant to its grant of this Mortgage, and to the extent applicable California law with respect to guaranties and suretyship may be held to apply hereto (notwithstanding the choice of law provision contained herein) Laars agrees that until all indebtedness secured by this Mortgage shall have been paid in full, and no commitment on the part of the Lender to make future advances or extend credit either to Laars or Water Pik exists, Laars shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against any person liable for the Indebtedness secured by this Mortgage, and waives any benefit of, any right to participate in any security now or hereafter held by Lender and without limiting the generality of the foregoing, Laars specifically waives and relinquishes as against Lender any defense or benefit otherwise available to Laars should Lender make an election of remedies as against any person liable for the Indebtedness (and irrespective of the circumstances or manner in which or whereby such election is made) which destroys or impairs Laars' subrogation rights or rights to proceed against any person liable for the indebtedness secured hereby for reimbursement and, further, to the extent Laars may be deemed a guarantor hereunder, such "guarantor" waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as non-judicial foreclosure with respect to security for a "guaranteed" obligation, has destroyed the "guarantor's" rights of subrogation and reimbursement against Water Pik by the operation of Section 580d of the California Code of Civil Procedure or otherwise. This is an unconditional waiver of any rights and defenses Laars may have because Water Pik's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. Laars assumes the responsibility for being and keeping itself informed of the financial condition of Water Pik and of all other circumstances bearing upon the risk of nonpayment of the indebtedness secured hereby which diligent inquiry would reveal, and agrees that Lender shall have no duty to advise Laars of information known to it regarding such condition or circumstances.

ARTICLE 11
MISCELLANEOUS PROVISIONS

        11.1    Time of the Essence.    Time is of the essence with respect to all provisions of this Mortgage.

        11.2    Rights and Remedies Cumulative.    Lender's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Lender under each of the other Loan Documents and those otherwise available to Lender at law or in equity. No act of Lender shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Lender.

        11.3    No Implied Waivers.    Lender shall not be deemed to have waived any provision of this Mortgage unless such waiver is in writing and is signed by Lender. Without limiting the generality of the preceding sentence, neither Lender's acceptance of any payment with knowledge of a default by Borrower, nor any failure by Lender to exercise any remedy following a default by Borrower shall be deemed a waiver of such default, and no waiver by Lender of any particular default on the part of Borrower shall be deemed a waiver of any other default or of any similar default in the future.

        11.4    No Third Party Rights.    No person shall be a third party beneficiary of any provision of this Mortgage. All provisions of this Mortgage favoring Lender are intended solely for the benefit of Lender, and no third party shall be entitled to assume or expect that Lender will or will not waive or consent to modification of any such provision in Lender's sole discretion.

        11.5    Preservation of Liability and Priority.    Without affecting the liability of Borrower or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Lender with respect to any security not expressly released in writing, and without impairing in any way the priority of this Mortgage over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Lender may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Lender may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real property or Collateral securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Real Property or the Collateral shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Lender.

        11.6    Subrogation of Lender.    Lender shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Lender under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

        11.7    Notices.    Any notice required or permitted to be given by Borrower or Lender under this Mortgage shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day

        [Deed of Trust continues on following page]

after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

        If to Borrower:

  Water Pik, Inc. and Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: Chief Financial Officer
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

  With a copy to:

  Water Pik, Inc. and Laars, Inc.
  23 Corporate Plaza, Suite 246
  Newport Beach, CA 92660
  Attn: General Counsel
  Telephone: (949) 719-3700
  Telecopier: (949) 719-6472

        If to Lender:

  U.S. Bank National Association
  4100 Newport Place, Suite 120
  Newport Beach, CA 92660
  Attn: Richard M. McNiven
  Telephone: (949) 863-2307
  Telecopier: (949) 863-2335

  With a copy to:

  Law Offices of Douglas L. Collins
  8491 Sunset Blvd., Suite 360
  Los Angeles, CA 90069
  Attn: Douglas L. Collins, Esq.
  Telephone: (323) 650-2088
  Telecopier: (323) 650-2092

Any person may change such person's address for notices or copies of notices by giving notice to the other party in accordance with this section.

        11.8    Defeasance.    Upon payment and performance in full of all the Secured Obligations and all costs of releasing this Mortgage, Lender will execute and deliver to Borrower such documents as may be required to release this Mortgage of record.

        11.9    Illegality.    If any provision of this Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Mortgage, the legality, validity, and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Mortgage a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

        11.10    Obligations Binding Upon Borrower's Successors.    This Mortgage is binding upon Borrower and Borrower's successors and assigns, including all grantees and remote grantees of any interest of Borrower in the Property, and shall inure to the benefit of Lender, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Borrower in this Mortgage shall be joint and several obligations of Borrower and Borrower's successors and assigns.

        11.11    Governing Law.    The laws of the State of New Hampshire shall govern the validity, construction, enforcement, and interpretation of this Mortgage, without regard to principles of conflicts of laws.

        11.12    Survival.    This Mortgage shall survive foreclosure of the liens created hereby, to the extent necessary to fulfill its purposes.

        11.13    Multiple Parties    All obligations of Borrower hereunder shall be joint and several and all references to "Borrower" shall mean each and every Borrower. That means that each and every entity or person executing this Mortgage below as a Borrower is responsible for all of Borrower's obligations in this Mortgage.

Signed and delivered as of the date first mentioned above.

Laars, Inc., a Delaware corporation

By:
Victor C. Streufert Vice President—Finance, Chief Financial Officer, and Treasurer

QuickLinks

DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS
PARTIES, PROPERTY, AND DEFINITIONS
ARTICLE 2 GRANTING CLAUSE
ARTICLE 3 BORROWER'S TITLE AND AUTHORITY
ARTICLE 4 BORROWER'S AFFIRMATIVE COVENANTS
ARTICLE 5 BORROWER'S NEGATIVE COVENANTS
ARTICLE 6 EVENTS OF DEFAULT
ARTICLE 7 BANK'S REMEDIES
ARTICLE 8 ASSIGNMENT OF RENTS
ARTICLE 9 ACCOMMODATION DEED OF TRUST
ARTICLE 10 MISCELLANEOUS PROVISIONS
[Deed of Trust continues on following page]
DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS
ARTICLE 1 PARTIES, PROPERTY, AND DEFINITIONS
ARTICLE 2 GRANTING CLAUSE
ARTICLE 3 BORROWER'S TITLE AND AUTHORITY
ARTICLE 4 BORROWER'S AFFIRMATIVE COVENANTS
ARTICLE 5 BORROWER'S NEGATIVE COVENANTS
ARTICLE 6 EVENTS OF DEFAULT
ARTICLE 7 LENDER'S REMEDIES
ARTICLE 8 ASSIGNMENT OF RENTS
ARTICLE 9 ACCOMMODATION DEED OF TRUST
ARTICLE 10 MISCELLANEOUS PROVISIONS
DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS
ARTICLE 1 PARTIES, PROPERTY, AND DEFINITIONS
ARTICLE 2 GRANTING CLAUSE
ARTICLE 3 TRUSTOR'S TITLE AND AUTHORITY
ARTICLE 4 TRUSTOR'S AFFIRMATIVE COVENANTS
ARTICLE 5 TRUSTOR'S NEGATIVE COVENANTS
ARTICLE 6 EVENTS OF DEFAULT
ARTICLE 7 BANK'S REMEDIES
ARTICLE 8 ASSIGNMENT OF RENTS
ARTICLE 9 TRUSTEE
ARTICLE 10 ACCOMMODATION DEED OF TRUST
ARTICLE 1 MISCELLANEOUS PROVISIONS
MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS
ARTICLE 1 PARTIES, PROPERTY, AND DEFINITIONS
ARTICLE 2 GRANTING CLAUSE
ARTICLE 3 BORROWER'S TITLE AND AUTHORITY
ARTICLE 4 BORROWER'S AFFIRMATIVE COVENANTS
ARTICLE 5 BORROWER'S NEGATIVE COVENANTS
ARTICLE 6 EVENTS OF DEFAULT
ARTICLE 7 LENDER'S REMEDIES
ARTICLE 8 ASSIGNMENT OF RENTS
ARTICLE 9 FORECLOSURE
ARTICLE 10 ACCOMMODATION MORTGAGE
ARTICLE 11 MISCELLANEOUS PROVISIONS